UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08212

J.P. Morgan Series Trust II
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2005

J.P. Morgan

Series

Trust II

JPMorgan Bond Portfolio

CONTENTS

President's Letter	1

JPMorgan Bond Portfolio Portfolio Commentary	3

Schedule of Portfolio Investments	6

Financial Statements	26

Financial Highlights	30

Notes to Financial Statements	31

Report of Independent Registered Public Accounting Firm	40

Trustees	41

Officers	42

Schedule of Shareholder Expenses	44

Board Approval of Investment Advisory Agreement	45

Tax Letter	49

Highlights

•  Economy perseveres as Fed stays the course

•  Labor markets advance

•  Bond markets remained lethargic

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Bond Portfolio

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Bond Portfolio. Inside, you'll find information detailing the performance of the JPMorgan Bond Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

Economy perseveres as Fed stays the course

Throughout 2005, the Federal Reserve continued to raise its target rate for overnight lending, while the yield curve continued to flatten. By year-end, the spread between the benchmark two- and 10-year Treasuries narrowed 115 basis points (bps) to end the year slightly inverted by 1 bp.

During the first quarter, the Fed raised its target rate for overnight lending for a seventh-consecutive time in March, pushing the fed funds rate to 2.75% at quarter end. The yield curve flattened further, as interest rates on short and intermediate maturities increased and rates on the longest-maturity securities remained relatively flat. Given the relative stability in longer-term interest rates, long-term bonds were the best performers for the quarter.

The second quarter saw the Fed continue to raise short-term interest rates with two 25-bp increases in the fed funds rate, which ended the quarter at 3.25%. Despite the Fed's action, the bond market rallied on higher oil prices, mixed economic news and the downgrade of Ford and General Motors bonds to below investment grade. The Fed's continued tightening at the short end of the yield curve didn't affect yields at the longer end. The yields on the two- and 10-year Treasuries declined 14 and 57 bps, respectively, causing the yield curve to continue to flatten. The rally at the longer end of the yield curve meant that longer-term bonds were the leading performers for the quarter.

It was a roller coaster ride for fixed income investors during the third quarter. Bonds sold off in July on signs of continued economic momentum, before rallying in August as Hurricane Katrina brought ambiguity to the financial outlook. Although some investors interpreted the destruction to the Gulf Coast area as a drag on growth, others focused on the inflationary implications of soaring gasoline and commodity prices. In September the markets reversed course again, as the Fed maintained a hawkish tone and raised the fed funds rate for an 11th-consecutive time to 3.75%. By quarter end, the 10-year Treasury yielded 4.32%, 40 bps higher than at the start of the quarter.

Despite multiple signs of cooling in the housing market, the economy continued to display resilience as 2005 drew to a close. Third-quarter gross domestic product (GDP) growth, which originally had been reported at 3.8%, was revised to 4.1% annualized, representing the fastest growth rate since the first quarter of 2004.

"If rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery."

JPMorgan
Bond Portfolio

CONTINUED  (Unaudited)

Labor markets advance

The labor market gained momentum as effects from the devastating hurricane season dwindled as the year progressed. Jobless claims declined steadily throughout the year, and the nation's unemployment rate finished 2005 at 4.9%, compared to 5.4% in December 2004. Perhaps the most robust sector proved to be manufacturing, as the ISM manufacturing survey remained at elevated levels throughout most of 2005.

Bond performance lackluster

Overall, the taxable and tax-exempt bond markets remained lethargic throughout the year, with little movement beyond the short end of the yield curve. Concerns about the magnitude of the Fed's tightening campaign, the economic impact of higher energy prices and the possibility of higher inflation kept many investors out of the market. In addition, the flattening of the yield curve and a lack of valuation did little to inspire investors.

Long-term rates up, but curve still flat

After remaining relatively stable during the first six months of 2005, yields on longer-term bonds headed up in the second half of 2005, but at a muted pace. For example, the yield on the two-year Treasury increased 75 bps in the second half of the year, while the yield on the 10-year Treasury increased 45 bps.

To see the full impact of the curve flattening, one needs to look at the interest rate changes for the entire year. For 2005, the two-year Treasury yield increased by more than 133 bps, while the 10-year Treasury yield rose by only 29 bps. The long end of the curve, as represented by the 30-year Treasury, actually declined by approximately 30 bps. The flattening trend equated to positive returns for portfolios exhibiting barbell strategies.

Broad market indexes, such as the Lehman Aggregate Index, posted positive total returns in 2005. This represents the sixth-consecutive year of positive returns, but the lowest since 1999.

Rates to peak soon

The bond market currently expects another 25-bp rate hike at the Fed's January meeting (Alan Greenspan's last as Fed chairman) and puts a 50% chance of additional tightening at the March meeting. The yield curve continues to flirt with inversion as the two- and 10-year Treasuries hover at the 4.40% level. If the flat curve persists, liquidity could suffer, as traditional "carry"1 investors leave the market, and wider spreads may emerge. But if rates stabilize and core inflation remains under control, the stage could be set for a decent market recovery.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President
JPMorgan Funds

  1  "Carry" investors are those who take advantage of lower short-term rates versus higher long-term rates by borrowing short and lending, or investing, long to pick up the yield difference.

JPMorgan Bond Portfolio 2

JPMorgan
Bond Portfolio

AS OF DECEMBER 31, 2005  (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	1/3/95
Fiscal Year End	December 31
Net Assets as of 12/31/2005	$86,694,608
Primary Benchmark	Lehman Aggregate Bond Index

Q:  HOW DID THE PORTFOLIO PERFORM?

A:  The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,* returned 2.81% for the 12 months ended December 31, 2005. This compares to the 2.43% return of its benchmark, the Lehman Aggregate Bond Index.

Q:  WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:  The majority of our performance came from investments in the asset-backed securities, emerging market debt and investment-grade credit sectors. Our allocation to investment-grade corporate bonds was positive as we favored specific credits and sectors, notably BBB-rated corporate credits and financial paper. Our allocation to emerging market debt strongly enhanced returns as credit upgrades and strong commodity demand led the sector to outperform for the year. Additionally, our allocation to asset-backed securities was beneficial as the large new issuance calendar was met with strong demand by investors. Other positives were our holdings in commercial mortgage-backed securities, as well as our duration positioning.

Through the third quarter, the Portfolio benefited from an ongoing rally in the residential mortgage market, caused in part by low fixed rate supply and strong foreign demand. During the fourth quarter, a flatter yield curve caused mortgage spreads to widen, which had an adverse impact on performance.

Q:  HOW WAS THE PORTFOLIO MANAGED?

A:  We managed our allocation to the mortgage sector based on valuation. Security selection played an important role to our position as we added specific coupon issues at favorable price levels. We also benefited by holding an underweight to Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

Despite rising energy prices, the Portfolio benefited as corporate profits remained healthy and investor sentiment was largely positive. Overall, we held a neutral stance to investment grade corporate bonds, while favoring certain BBB credits and financial institution paper. We overweighted high-yield and emerging market debt with an emphasis on bottom-up security selection.

For much of the year, we managed duration based on our belief that the Federal Reserve would tighten less aggressively than market expectations. Because we expected that short-term rates would rise more quickly than long-term rates, we implemented curve-flattening trades in our strategy.

  *  The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMorgan Bond Portfolio 3

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

QUALITY BREAKDOWN**

  *  Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

  **  Percentages indicated are based upon total investments as of December 31, 2005. The Portfolio's quality breakdown is subject to change.

JPMorgan Bond Portfolio 4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	2.81%	5.29%	5.49%

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Bond Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Aggregate Bond Index, and Lipper Variable Annuity Corporate Debt Funds A-Rated Average from December 31, 1995 to December 31, 2005. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed issues. The Lipper Variable Annuity Corporate Debt Funds A-Rated Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMorgan Bond Portfolio 5

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 140.9%
	Asset Backed Securities — 18.4%
$421,102	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.87%, 02/15/12 (e) (m)	$421,966
	AmeriCredit Automobile Receivables Trust
89,748	Series 2003-DM, Class A3B, FRN, 4.54%, 12/06/07 (m)	89,757
225,000	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	221,125
100,000	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	98,241
	Capital One Auto Finance Trust
125,000	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	122,755
300,000	Series 2004-A, Class A4, FRN, 4.47%, 03/15/11 (m)	300,132
750,000	Series 2004-B, Class A3, 2.96%, 04/15/09 (m)	736,755
500,000	Capital One Master Trust Series 2001-8A, Class A, 4.60%, 08/15/09 (m)	498,908
	Capital One Multi-Asset Execution Trust
880,000	Series 2003-A, FRN, 5.62%, 12/15/10 (m) (i)	900,617
600,000	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	582,508
500,000	Capital One Prime Auto Receivables Trust Series 2005-1, Class A4, FRN, 4.39%, 04/15/11 (m)	499,927
255,000	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	250,264
440,000	Citibank Credit Card Issuance Trust Series 2003-C2, Class C2, FRN, 5.50%, 03/20/08 (m)	440,600
	Citigroup Mortgage Loan Trust, Inc.
191,028	Series 2003-HE3, Class A, FRN, 4.76%, 12/25/33 (m)	191,507
330,000	Series 2005-OPT1, Class A1B, FRN, 4.59%, 02/25/35 (m)	330,292
165,000	CNH Equipment Trust Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	163,261

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities — Continued
	Countrywide Asset-Backed Certificates
$190,000	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	$188,868
60,558	Series 2004-1, Class 3A, FRN, 4.66%, 04/25/34 (m)	60,612
120,000	Series 2004-1, Class M1, FRN, 4.88%, 03/25/34 (m)	120,547
100,000	Series 2004-1, Class M2, FRN, 4.93%, 03/25/34 (m)	100,310
	Countrywide Home Equity Loan Trust
310,908	Series 2004-I, Class A, FRN, 4.66%, 02/15/34 (m)	311,788
143,606	Series 2005-B, Class 2A, FRN, 4.55%, 05/15/35 (m)	143,614
	First Franklin Mortgage Loan Asset Backed Certificates
125,000	Series 2005-FF2, Class M3, FRN, 4.86%, 03/25/35 (m)	124,999
250,000	Series 2005-FF11, Class M1, FRN, 4.81%, 11/25/35 (m)	249,997
330,000	Ford Credit Floorplan Master Owner Trust II Series 2005-1A, Class A, FRN, 4.52%, 05/15/10 (m)	329,958
92,013	GE Corporate Aircraft Financing LLC Series 2004-1A, Class A1, FRN, 4.47%, 08/25/11 (e) (m)	92,020
260,000	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	257,940
325,000	Gracechurch Card Funding plc Series A, FRN, 4.39%, 11/16/09 (m)	325,058
120,551	GSAMP Trust Series 2004-OPT, Class A1, FRN, 4.72%, 11/25/34 (m)	120,847
210,000	Home Equity Asset Trust Series 2005-8, Class M2, FRN, 4.83%, 02/25/36 (m)	210,080
159,856	Household Mortgage Loan Trust Series 2004-HC1, Class A, FRN, 4.72%, 01/20/34 (m)	160,116

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 6

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Asset Backed Securities — Continued
	Long Beach Mortgage Loan Trust
$16,195	Series 2003-3, Class A, FRN, 4.70%, 07/25/33 (m)	$16,200
9,218	Series 2003-4, Class AV3, FRN, 4.72%, 08/25/33 (m)	9,220
300,000	Series 2003-4, Class M1, FRN, 5.06%, 08/25/33 (m)	301,222
124,171	Series 2004-1, Class A3, FRN, 4.68%, 02/25/34 (m)	124,272
190,000	Series 2004-1, Class M1, FRN, 4.88%, 02/25/34 (m)	190,641
125,000	Series 2004-1, Class M2, FRN, 4.93%, 02/25/34 (m)	125,329
158,957	Series 2004-3, Class A3, FRN, 4.64%, 07/25/34 (m)	159,008
250,000	Series 2004-3, Class M1, FRN, 4.95%, 07/25/34 (m)	251,258
	Mastr Asset Backed Securities Trust
125,000	Series 2005-OPT1, Class M2, FRN, 4.80%, 03/25/35 (m)	124,572
200,000	Series 2005-NC1, Class A4, FRN, 4.61%, 12/25/34 (m)	200,147
275,000	MBNA Credit Card Master Note Trust Series 2001-C2, Class C2, FRN, 5.52%, 12/15/13 (e) (m)	280,898
	New Century Home Equity Loan Trust
115,000	Series 2005-1, Class A2B, FRN, 4.60%, 03/25/35 (m)	115,134
125,000	Series 2005-1, Class M1, FRN, 4.83%, 03/25/35 (m)	125,043
150,000	Series 2005-2, Class A2B, FRN, 4.56%, 06/25/35 (m)	150,053
	Option One Mortgage Loan Trust
50,438	Series 2003-1, Class A2, FRN, 4.80%, 02/25/33 (m)	50,570
44,047	Series 2003-5 Class A2, FRN, 4.70%, 08/25/33 (m)	44,116
151,971	Series 2005-2, Class A2, FRN, 4.46%, 05/25/35 (m)	151,961
750,000	Series 2005-4, Class A3, FRN 4.64%, 11/26/35 (m)	750,195

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities — Continued
	Residential Asset Securities Corp
$42,206	Series 2002-KS4, Class AIIB, FRN, 4.63%, 07/25/32 (m)	$42,242
86,076	Series 2003-KS5, Class AIIB, FRN, 4.67%, 07/25/33 (m)	86,212
89,495	Series 2003-KS9, Class A2B, FRN, 4.70%, 11/25/33 (m)	89,613
125,000	Series 2005-AHL2, Class M2, FRN, 4.82%, 10/01/35 (m)	124,999
250,000	Series 2005-KS11, Class M2, FRN, 4.63%, 12/25/35 (m)	249,295
125,000	Securitized Asset Backed Receivables LLC Trust Series 2005-OP2, Class B1, FRN, 6.13%, 10/25/35 (m)	125,000
	SLM Student Loan Trust
905,000	Series 2003-11, Class A5, FRN 2.99%, 12/15/22 (e) (m)	887,380
408,364	Series 2003-12, Class A2, FRN, 4.54%, 12/15/12 (m)	408,539
250,000	Soundview Home Equity Loan Trust Series 2005-OPT4, Class M1, FRN, 4.84%, 12/25/35 (m)	249,570
230,000	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10 (m)	225,211
270,000	Volkswagen Auto Loan Enhanced Trust Series 2003-2, Class A4, 2.94%, 03/22/10 (m)	263,677
	Wachovia Asset Securitization, Inc.
131,820	Series 2002-HE2, Class A, FRN, 4.81%, 12/25/32 (m)	132,473
198,746	Series 2003-HE2, Class AII1, FRN, 4.64%, 07/25/33 (m)	199,214
389,083	Series 2003-HE3, Class A, FRN, 4.63%, 11/25/33 (m)	389,234
500,000	Wachovia Mortgage Loan Trust LLC Series 2005-WMC1, Class A2, FRN, 4.56%, 10/25/35 (m)	499,996
195,000	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	191,334
	Total Asset Backed Securities	$15,979,197
	(Cost $16,077,196)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 7

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Mortgage Backed Securities — 7.0%
$310,363	Adjustable Rate Mortgage Trust Series 2005-5, Class 6A21, FRN, 4.61%, 09/25/35 (m)	$310,561
250,000	Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, ClassA4, 4.67%, 06/11/41 (m)	240,704
1,258,248	Countrywide Home Loan Mortgage Pass-Through Trust Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	1,255,243
199,512	CR Commercial Mortgage Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	206,370
	GS Mortgage Securities Corp. II
32,250	Series 2003-FL6A, Class A1, FRN, 4.52%, 11/15/15 (e) (m)	32,248
250,000	Series 2005-GG4, Class A4A, 4.75%, 07/10/39 (m)	242,578
692,086	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 4.73%, 01/25/35 (e) (m)	693,383
407,008	Harborview Mortgage Loan Trust Series 2005-9, Class 2A1A, FRN 4.71%, 06/20/35 (m)	406,588
1,019,055	Indymac Index Mortgage Loan Trust Series 2005-AR14, Class 2A1A, FRN, 4.68%, 08/25/35 (m)	1,016,055
89,085	LB Commercial Conduit Mortgage Trust Series 1999-C2, Class A1, 7.11%, 10/15/32 (m)	90,139
575,000	LB-UBS Commercial Mortgage Trust Series 2005-C1, Class A4, 4.74%, 02/15/30 (m)	558,347
162,791	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 4.52%, 05/25/35 (m)	163,265
815,000	Morgan Stanley Capital I Series 2005-IQ9, Class A5, 4.70%, 07/15/56 (m)	790,179

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Commercial Mortgage Backed Securities — Continued
$12,130	RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 3.94%, 12/12/20 (m)	$12,124
	Total Commercial Mortgage Backed Securities (Cost $6,110,142)	6,017,784
	Collaterized Mortgage Obligations — 12.5% Agency CMO — 2.6%
	Federal Home Loan Mortgage Corp.
665,343	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	44,774
306,249	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	10,193
951,316	Series 2779, Class SM, IF, IO, 2.78%, 10/15/18 (m)	67,187
517,150	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	38,623
2,622,391	Series 2813, Class SB, IF, IO, 2.68%, 02/15/34 (m)	182,748
523,638	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	21,297
2,876,114	Series 2861, Class GS, IF, IO, 2.83%, 01/15/21 (m)	106,955
4,246,138	Federal Home Loan Mortgage Corp. STRIPS Series 232, Class IO, IO, 5.00%, 08/01/35 (m)	1,016,419
	Federal National Mortgage Association
64,443	Series 2003-18, Class DB, 4.50%, 09/25/22 (m)	64,243
940,989	Series 2004-61, Class TS, IF, IO, 2.72%, 10/25/31 (m)	51,460
783,264	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	95,124
2,222,962	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	528,648

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 8

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Agency CMO — Continued
	Government National Mortgage Association
$362,700	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	$19,623
576,599	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	46,205
211,618	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	9,673
		2,303,172
	Non-Agency CMO — 9.9%
	Adjustable Rate Mortgage Trust
208,290	Series 2004-1, Class 9A2, FRN, 4.78%, 12/25/34 (m)	208,675
102,776	Series 2005-4, Class 7A2, FRN, 4.61%, 08/25/35 (m)	102,841
220,109	Series 2005-6A, Class 2A1, FRN, 4.69%, 11/25/35 (m)	220,454
875,711	Countrywide Alternative Loan Trust Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	877,353
138,167	Countrywide Home Equity Loan Trust Series 2004-K, Class 2A, FRN, 4.67%, 11/15/29 (m)	138,429
1,076,801	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-28R, Class A1, 5.50%, 08/25/33 (m)	1,068,157
268,171	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	269,084
222,370	Granite Mortgages plc (United Kingdom) Series 2004-3, Class 1A3, FRN, 4.60%, 09/20/44 (m)	222,479
225,344	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class 4A1A, FRN, 4.69%, 10/25/45 (m)	225,309
966,756	Harborview Mortgage Loan Trust Series 2005-3, Class 2A1A, FRN, 4.61%, 06/19/35 (m)	962,566
353,609	Indymac Index Mortgage Loan Trust Series 2004-AR7, Class A1, FRN, 4.82%, 09/25/34 (m)	354,619

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO — Continued
	RESI Finance LP (Cayman Islands)
$383,037	Series 2003-B, Class B3, FRN, 5.91%, 07/10/35 (m)	$389,740
522,853	Series 2003-C, Class B3, FRN, 5.76%, 09/10/35 (e) (m)	531,349
96,825	Series 2003-C, Class B4, FRN, 5.96%, 09/10/35 (e) (m)	97,785
502,091	Series 2003-D, Class B3, FRN, 5.66%, 12/10/35 (e) (m)	503,481
164,145	Series 2003-D, Class B4, FRN, 5.86%, 12/10/35 (e) (m)	164,596
242,433	Series 2005-A, Class B3, FRN, 4.94%, 03/10/37 (m)	242,433
98,952	Series 2005-A, Class B4, FRN, 5.04%, 03/10/37 (m)	98,952
45,174	SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	45,089
435,211	Structured Asset Mortgage Investments, Inc. Series 2005-AR2, Class 2A1, FRN, 4.61%, 05/25/45 (m)	433,501
	Washington Mutual Mortgage Securities Corp.
234,763	Series 2005-AR2, Class 2A21, FRN, 4.71%, 01/25/45 (m)	235,087
671,409	Series 2005-AR9, Class A1A, FRN, 4.70%, 07/25/45 (m)	670,895
494,582	Series 2005-AR15, Class A1A1, FRN, 4.64%, 11/25/45 (m)	494,330
		8,557,204
	Total Collateralized Mortgage Obligations (Cost $10,996,063)	10,860,376
	Corporate Bonds — 34.0% Aerospace & Defense — 0.3%
200,000	General Dynamics Corp. 2.13%, 05/15/06 (m)	198,219
60,000	L-3 Communications Corp. 5.88%, 01/15/15 (m)	58,200
		256,419

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 9

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Auto Components — 0.1%
$44,000	TRW Automotive, Inc. 9.38%, 02/15/13 (m)	$47,630
	Automobiles — 0.4%
350,000	DaimlerChrysler NA Holding Corp. FRN, 4.78%, 10/31/08 (m)	350,196
	Capital Markets — 2.7%
75,000	Arch Western Finance LLC 6.75%, 07/01/13 (m)	76,407
	Bear Stearns Cos, Inc. (The)
440,000	FRN, 4.31%, 01/16/07 (m)	440,802
165,000	FRN, 4.39%, 04/29/08 (m)	165,304
130,000	Goldman Sachs Group, Inc. 6.35%, 02/15/34 (m)	136,569
350,000	Merrill Lynch & Co., Inc. FRN, 4.29%, 10/19/07 (m)	350,513
	Morgan Stanley
375,000	5.38%, 10/15/15 (m)	375,363
430,000	FRN, 4.26%, 01/12/07 (m)	430,500
100,000	FRN, 4.43%, 11/09/07 (m)	100,117
295,000	Temasek Financial I Ltd. (Singapore) 4.50%, 09/21/15 (e) (m)	283,830
		2,359,405
	Chemicals — 0.2%
40,000	Huntsman International LLC 9.88%, 03/01/09 (m)	42,200
65,000	Huntsman LLC 11.50%, 07/15/12 (m)	73,612
65,000	PolyOne Corp. 10.63%, 05/15/10 (m)	69,713
		185,525
	Commercial Banks — 6.6%
170,000	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	168,461
200,000	HBOS plc (United Kingdom) VAR, 6.41%, 12/31/49 (e) (m)	202,326
360,000	HSBC Capital Funding LP VAR, 4.61%, 12/31/49 (m)	339,513

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
$165,000	Industrial Bank of Korea (South Korea) 4.00%, 05/19/14 (e) (m)	$158,167
350,000	Islandsbanki HF (Ireland) VAR, 4.24%, 10/15/08 (e) (m)	350,094
200,000	Keycorp. Series G, FRN, 4.39%, 07/23/07 (m)	200,459
195,000	Mizuho JGB Investment LLC VAR, 9.87%, 12/29/49 (e) (m)	215,659
205,000	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/29/49 (e) (m)	221,622
250,000	Northern Rock plc (Great Britain) FRN, 4.29%, 10/19/07 (e) (m)	250,298
380,000	Rabobank Capital Funding Trust VAR, 5.25%, 12/29/49 VAR (e) (m)	372,600
100,000	RBS Capital Trust I VAR, 4.71%, 12/31/49 (m)	95,044
225,000	Resona Bank Ltd. (Japan) VAR, 5.85%, 09/29/49 (e) (m)	224,049
170,000	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35 (m)	163,987
155,000	Standard Chartered First Bank Korea Ltd. (South Korea) VAR, 7.27%, 03/03/34 (e) (m)	169,432
290,000	Suntrust Bank 2.50%, 11/01/06 (m)	283,242
875,000	UBS AG (Jersey) Series E, FRN, 4.15%, 07/20/06 (m)	874,300
270,000	United Overseas Bank Ltd. (Singapore) VAR, 5.38%, 09/03/19 (e) (m)	268,853
390,000	U.S. Bank NA 2.85%, 11/15/06 (m)	383,564
240,000	VTB Capital S.A. for Vneshtorgbank 5.25%, 09/21/07 (e) (m)	240,480
135,000	Wells Fargo & Co. FRN, 4.56%, 03/23/07 (m)	135,130
250,000	Westpac Banking Corp. (Australia) FRN, 4.45%, 05/25/07 (e) (m)	250,316
150,000	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e) (m)	151,213
		5,718,809

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 10

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — 0.1%
$90,000	Allied Waste North America 6.13%, 02/15/14 (m)	$84,825
40,000	Iron Mountain, Inc. 6.63%, 01/01/16 (m)	37,200
		122,025
	Construction & Engineering — 0.4%
305,000	Caterpillar Financial Services Corp. FRN, 4.47%, 02/26/07 (m)	305,478
	Consumer Finance — 1.9%
	American General Finance Corp.
340,000	3.00%, 11/15/06 (m)	334,730
170,000	Series H, 4.50%, 11/15/07 (m)	168,891
335,000	Capital One Financial Corp. 8.75%, 02/01/07 (m)	347,990
90,000	General Motors Acceptance Corp. 6.88%, 08/28/12 (m)	81,120
425,000	Household Finance Corp. FRN, 4.45%, 02/09/07 (m)	425,838
175,000	International Lease Finance Corp. 4.88%, 09/01/10 (m)	172,626
150,000	John Deere Capital Corp. Series D, FRN, 4.56%, 03/16/06 (m)	150,024
		1,681,219
	Containers & Packaging — 0.2%
30,000	Crown Americas LLC 7.75%, 11/15/15 (e) (m)	31,050
45,000	Graphic Packaging International Corp. 8.50%, 08/15/11 (m)	45,113
70,000	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13 (m)	72,275
		148,438
	Diversified Financial Services — 7.3%
175,000	American Honda Finance Corp. FRN, 4.43%, 05/11/07 (e) (m)	175,228

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Diversified Financial Services — Continued
$500,000	Aries Vermoegensverwaltungs Gm (Germany) 9.60%, 10/25/14 (m)	$644,375
	CIT Group, Inc.
375,000	FRN, 4.49%, 08/15/08 (m)	375,280
115,000	FRN, 4.59%, 05/18/07 (m)	115,312
220,000	Credit Suisse First Boston USA, Inc. FRN, 4.53%, 06/02/08 (m)	220,217
500,000	Eli Lilly Services, Inc. (British Virgin Islands) FRN, 4.53%, 09/12/08 (e) (m)	500,210
	Ford Motor Credit Co.
275,000	7.88%, 06/15/10 (m)	247,470
175,000	FRN, 5.45%, 03/21/07 (m)	166,671
100,000	General Electric Capital Corp. FRN, 4.42%, 05/19/08 (m)	100,065
	HSBC Finance Corp.
150,000	5.00%, 06/30/15 (m)	145,862
300,000	FRN, 4.44%, 05/09/08 (m)	300,297
500,000	FRN, 4.62%, 09/15/08 (m)	500,374
100,000	HSBC Finance Capital Trust IX VAR, 5.91%, 11/30/35 (m)	100,851
215,000	ILFC E-Capital Trust I VAR, 5.90%, 12/21/65 (e) (m)	215,845
100,000	ILFC E-Capital Trust II VAR, 6.25%, 12/21/65 (e) (m)	101,507
	Pricoa Global Funding I
345,000	3.90%, 12/15/08 (e) (m)	335,241
400,000	FRN, 4.68%, 12/22/06 (e) (m)	400,844
	Residential Capital Corp.
320,000	6.13%, 11/21/08 (m)	320,778
425,000	6.38%, 06/30/10 (m)	431,849
300,000	FRN, 5.67%, 11/21/08	300,394
110,000	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands) VAR, 7.19%, 12/31/49 (e) (m)	117,114
149,268	Targeted Return Index (TRAINS) Series HY-2005-1 VAR, 7.65%, 06/15/15 (e) (m)	153,373
60,000	UGS Corp. 10.00%, 06/01/12 (m)	65,400
30,000	Visant Corp. 7.63%, 10/01/12 (m)	30,150
280,000	ZFS Finance USA Trust II FRN 6.45%, 12/15/65 (e) (m)	283,892
		6,348,599

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 11

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Diversified Telecommunication Services — 1.8%
$265,000	Deutsche Telekom International Finance BV (Netherlands) 5.25%, 07/22/13 (m)	$263,592
	France Telecom S.A. (France)
110,000	7.75%, 03/01/11 (m)	122,863
105,000	8.50%, 03/01/31 (m)	140,097
65,000	Qwest Corp. 8.87%, 03/15/12 (m)	73,288
	Sprint Capital Corp.
220,000	6.00%, 01/15/07 (m)	222,151
115,000	6.90%, 05/01/19 (m)	126,660
110,000	8.75%, 03/15/32 (m)	145,979
220,000	Verizon Global Funding Corp. 5.85%, 09/15/35 (m)	212,008
235,000	Verizon New York, Inc. Series A, 6.88%, 04/01/12 (m)	244,971
		1,551,609
	Electric Utilities — 1.4%
140,000	Alabama Power Co. Series Y, 2.80%, 12/01/06 (m)	137,532
	Dominion Resources, Inc.
250,000	Series D, FRN, 4.82%, 09/28/07 (m)	250,110
280,000	Series E, 7.20%, 09/15/14 (m)	311,071
110,000	5.15%, 07/15/15 (m)	106,570
1,000	NRG Energy, Inc. 8.00%, 12/15/13 (m)	1,115
155,000	Pacificorp 4.30%, 09/15/08 (m)	152,604
250,000	Public Service Enterprise Group, Inc. FRN, 4.88%, 09/21/08 (m)	250,095
		1,209,097
	Electronic Equipment & Instruments — 0.1%
50,000	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	50,375
	Food & Staples Retailing — 0.3%
275,000	Safeway, Inc. 4.13%, 11/01/08 (m)	266,288
	Gas Utilities — 0.7%
80,000	Chesapeake Energy Corp. 6.50%, 08/15/17 (e) (m)	80,400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Gas Utilities — Continued
	Enterprise Products Operating LP
$175,000	5.00%, 03/01/15 (m)	$166,702
120,000	6.65%, 10/15/34 (m)	123,907
210,000	Nisource Finance Corp. 5.45%, 09/15/20 (m)	203,474
		574,483
	Health Care Equipment & Supplies — 0.1%
50,000	Fresenius Medical Care Capital Trust 7.88%, 02/01/08 (m)	51,750
	Health Care Providers & Services — 0.2%
115,000	HCA, Inc. 6.38%, 01/15/15 (m)	116,246
60,000	Service Corp. International 6.75%, 04/01/16 (m)	58,500
		174,746
	Hotels, Restaurants & Leisure — 0.2%
60,000	ITT Corp. 7.38%, 11/15/15 (m)	65,100
70,000	MGM Mirage, Inc. 5.88%, 02/27/14 (m)	66,850
65,000	Vail Resorts, Inc. 6.75%, 02/15/14 (m)	65,000
		196,950
	Household Durables — 0.2%
60,000	Beazer Homes, Inc. 6.88%, 07/15/15 (m)	57,525
	DR Horton, Inc.
35,000	5.25%, 02/15/15 (m)	32,765
35,000	8.50%, 04/15/12 (m)	37,394
65,000	Sealy Mattress Co. 8.25%, 06/15/14 (m)	66,950
		194,634
	Household Products — 0.1%
30,000	ACCO Brands Corp. 7.63%, 08/15/15 (m)	28,275
100,000	Spectrum Brands, Inc. 7.38%, 02/01/15 (m)	83,500
		111,775

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 12

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Industrial Conglomerates — 0.3%
	Hutchison Whampoa Ltd. (Cayman Islands)
$120,000	6.25%, 01/24/14 (e) (m)	$125,581
140,000	7.45%, 11/24/33 (e) (m)	161,705
		287,286
	Insurance — 3.2%
125,000	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	125,027
125,000	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34 (m)	132,555
240,000	ING Groep NV VAR, 5.77%, 12/31/49 (m)	243,240
1,000,000	Monumental Global Funding II FRN, 4.51%, 09/13/07 (e) (m)	999,922
465,000	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e) (m)	457,810
130,000	Protective Life Secured Trust FRN, 4.22%, 01/14/08 (m)	130,154
110,000	Reinsurance Group of America, Inc. VAR 6.75%, 12/15/65 (m)	110,976
300,000	Stingray Pass-Through Trust (Cayman Islands) 5.90%, 01/12/15 (e) (m)	295,677
265,000	Transatlantic Holdings, Inc. 5.75%, 12/14/15 (m)	268,795
		2,764,156
	IT Services — 0.1%
60,000	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e) (m)	62,100
	Media — 0.8%
45,000	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	42,075
55,000	Charter Communications Operating LLC 8.00%, 04/30/12 (e) (m)	54,725
45,000	Comcast Corp. 4.95%, 06/15/16 (m)	42,451
100,000	Dex Media, Inc. SUB, Zero Coupon, 11/15/13 (m)	79,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Media — Continued
$85,000	DirecTV Holdings LLC 6.38%, 06/15/15 (m)	$83,087
	Echostar DBS Corp.
40,000	6.38%, 10/01/11 (m)	38,500
10,000	6.63%, 10/01/14 (m)	9,588
230,000	News America, Inc. 6.20%, 12/15/34 (m)	228,459
120,000	TCI Communications, Inc. 7.88%, 02/15/26 (m)	138,507
		716,892
	Metals & Mining — 0.5%
	Falconbridge Ltd. (Canada)
150,000	6.00%, 10/15/15 (m)	151,464
45,000	6.20%, 06/15/35 (m)	43,719
115,000	Newmont Mining Corp. 5.88%, 04/01/35 (m)	113,484
120,000	Teck Cominco Ltd. (Canada) 6.13%, 10/01/35 (m)	118,674
		427,341
	Multiline Retail — 0.2%
210,000	Wal-Mart Stores, Inc. 5.25%, 09/01/35 (m)	203,842
	Multi-Utilities — 0.1%
110,000	Appalachian Power Co. Series L, 5.80%, 10/01/35 (m)	108,213
	Oil, Gas & Consumable Fuels — 1.1%
215,000	BP Capital Markets plc (United Kingdom) 2.75%, 12/29/06 (m)	210,958
180,000	Deutsche Bank AG for Gazstream S.A. (Germany) 5.63%, 07/22/13 (e)	178,578
	Kinder Morgan Energy Partners LP
440,000	5.70%, 01/05/16 (e) (m)	443,804
40,000	7.40%, 03/15/31 (m)	46,074
85,000	Nexen, Inc. (Canada) 5.88%, 03/10/35 (m)	83,582
		962,996

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 13

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Paper & Forest Products — 0.1%
$70,000	Georgia-Pacific Corp. 7.70%, 06/15/15 (m)	$67,550
	Real Estate — 0.4%
	iStar Financial, Inc.
135,000	5.15%, 03/01/12 (m)	130,741
155,000	5.80%, 03/15/11 (m)	156,004
50,000	6.00%, 12/15/10 (m)	50,772
		337,517
	Road & Rail — 0.5%
150,000	BNSF Funding Trust I VAR, 6.61%, 12/15/55 (m)	156,151
310,000	CSX Corp. FRN, 4.56%, 08/03/06 (m)	310,420
		466,571
	Software — 0.3%
260,000	Computer Associates International, Inc. 5.63%, 12/01/14 (e) (m)	255,968
	Thrifts & Mortgage Finance — 0.7%
325,000	Countrywide Home Loans, Inc. FRN, 4.50%, 02/17/06 (m)	324,988
250,000	Sovereign Bancorp, Inc. FRN, 4.69%, 03/01/09 (e) (m)	250,037
		575,025
	Wireless Telecommunication Services — 0.4%
160,000	Motorola, Inc. 7.50%, 05/15/25 (m)	192,514
30,000	PanAmSat Corp. 9.00%, 08/15/14 (m)	31,425
135,000	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14 (m)	135,338
		359,277
	Total Corporate Bonds (Cost $29,526,361)	29,500,184

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Mortgage Pass-Through Securities — 48.5%
	Federal Home Loan Mortgage Corp. Gold Pools
$7,380,000	TBA, 5.50%, 01/15/34	$7,310,812
600,000	TBA, 5.50%, 02/15/35	593,813
3,345,000	TBA, 6.00%, 01/15/33	3,377,406
135,319	6.00%, 02/01/35 (m)	136,686
	Federal National Mortgage Association Conventional Pools
6,970,000	TBA, 5.00%, 01/25/35	6,684,374
2,584,000	TBA, 5.50%, 01/25/20	2,599,344
200,000	TBA, 5.50%, 12/31/20	201,188
12,375,000	TBA, 5.50%, 01/25/35	12,250,077
3,150,000	TBA, 6.00%, 01/25/35	3,178,545
3,405,000	TBA, 6.00%, 02/25/36	3,431,600
1,350,000	TBA, 6.50%, 01/25/34	1,384,594
825,000	Government National Mortgage Association Various Pools, TBA, 5.50%, 01/15/36	829,899
	Total Mortgages Pass-Through Securities (Cost $41,773,440)	41,978,338
	U.S. Government Agency Securities — 1.3%
300,000	Federal Home Loan Mortgage Corp. 6.25%, 07/15/32 (m)	357,064
615,000	Federal National Mortgage Association 7.13%, 01/15/30 (m)	802,815
	Total U.S. Government Agency Securities (Cost $983,288)	1,159,879
	U.S. Treasury Obligations — 14.3%
	U.S. Treasury Bonds
134,000	6.13%, 11/15/27 (m)	161,701
1,120,000	6.25%, 05/15/30 (m)	1,390,987
150,000	6.75%, 08/15/26 (k) (m)	192,094
360,000	7.25%, 08/15/22 (k) (m)	468,816
	U.S. Treasury Notes
210,000	3.50%, 11/15/09 (m)	203,528
70,000	3.50%, 02/15/10 (m)	67,709
165,000	3.75%, 05/15/08 (m)	162,654
715,000	3.88%, 07/31/07 (m)	709,191
360,000	3.88%, 05/15/10 (m)	353,180
200,000	4.00%, 08/31/07 (m)	198,672
375,000	4.00%, 04/15/10 (m)	369,551

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 14

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	U.S. Treasury Obligations — Continued
$240,000	4.00%, 02/15/15 (m)	$232,687
7,305,000	4.13%, 08/15/08 (m)	7,264,764
105,000	4.13%, 05/15/15 (m)	102,699
75,000	4.25%, 10/15/10 (m)	74,607
310,000	4.50%, 11/15/15 (m)	312,543
120,000	4.88%, 02/15/12 (m)	123,201
25,000	5.38%, 02/15/31 (m)	28,082
10,429	U.S. Treasury Inflation Indexed Bonds, 1.63%, 01/15/15 (m)	10,047
	Total U.S. Treasury Obligations	12,426,713
	(Cost $12,384,581)
	Foreign Government Securities — 3.6%
	Mexico Government International Bond (Mexico)
100,000	5.88%, 01/15/14	103,500
50,000	6.63%, 03/03/15	54,750
165,000	8.30%, 08/15/31	212,025
110,000	11.50%, 05/15/26	179,938
	Peru Government International Bond (Peru)
475,000	7.35%, 07/21/25	467,875
34,000	8.38%, 05/03/16	37,315
308,000	8.75%, 11/21/33	346,500
160,000	Russia Government International Bond (Russia) 12.75%, 06/24/28 (m)	293,600
	Ukraine Government International Bond (Ukraine)
200,000	6.88%, 03/04/11	206,500
270,000	7.65%, 06/11/13 (m)	291,600
	Venezuela Government International Bond (Venezuela)
295,000	9.25%, 09/15/27	349,575
458,000	9.38%, 01/13/34	542,730
	Total Foreign Government Securities	3,085,908
	(Cost $2,947,386)
SHARES
	Preferred Stocks — 0.2%
110,000	Axis Capital Holdings Ltd. (Bermuda) 7.50% (m)	115,182
100	Home Ownership Funding Corp. 13.33% (m)	27,687
	Total Preferred Stocks	142,869
	(Cost $210,104)

CONTRACTS	SECURITY DESCRIPTION	VALUE
	Options Purchased — 1.1% Call Options Purchased on Future — 0.0% (g)
	Call on 90 day Euro
93	Expiring 01/13/06, @ $95.50, European Style	$232
NOTIONAL VALUE
	Call Options Purchased on Interest Rate Swaps — 0.6%
	Receiver Swaption on Interest Rate:
$1,250,000	Expiring 01/20/06. If exercised the Portfolio receives 5.01% and pays floating 3 month LIBOR expiring 01/26/16, European Style.	11,073
2,970,000	Expiring 02/21/06. If exercised the Portfolio receives 5.03% and pays floating 3 month LIBOR expiring 02/23/16, European Style.	38,716
1,780,000	Expiring 02/22/06. If exercised the Portfolio receives 5.00% and pays floating 3 month LIBOR expiring 02/24/16, European Style.	20,791
1,000,000	Expiring 02/23/06. If exercised the Portfolio receives 5.01% and pays floating 3 month LIBOR expiring 02/27/16, European Style.	12,692
1,000,000	Expiring 03/20/06 If exercised the Portfolio receives 5.04% and pays floating 3 month LIBOR expiring 03/24/36, European Style.	19,101
1,625,000	Expiring 04/19/06. If exercised the Portfolio receives 5.17% and pays floating 3 month LIBOR expiring 04/21/36, European Style.	56,050
440,000	Expiring 05/09/06. If exercised the Portfolio receives 5.39% and pays floating 3 month LIBOR expiring 05/11/36, European Style.	25,966

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 15

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Call Options Purchased on Interest Rate Swaps — Continued
$17,040,000	Expiring 06/23/06. If exercised the Portfolio receives 4.08% and pays floating 3 month LIBOR expiring 06/27/07, European Style.	$1,704
1,250,000	Expiring 12/04/06. If exercised the Portfolio receives 5.05% and pays floating 3 month LIBOR expiring 12/06/11, European Style.	23,835
1,250,000	Expiring 12/14/06. If exercised the Portfolio receives 4.92% and pays floating 3 month LIBOR expiring 12/19/11, European Style.	20,351
1,000,000	Expiring 07/30/07. If exercised the Portfolio receives 4.83% and pays floating 3 month LIBOR expiring 08/01/17, European Style.	28,496
1,000,000	Expiring 08/01/07. If exercised the Portfolio receives 4.93% and pays floating 3 month LIBOR expiring 08/03/17, European Style.	31,788
1,150,000	Expiring 08/02/07. If exercised the Portfolio receives 4.93% and pays floating 3 month LIBOR expiring 08/06/17, European Style.	36,594
1,000,000	Expiring 08/06/07. If exercised the Portfolio receives 4.92% and pays floating 3 month LIBOR expiring 08/08/17, European Style.	31,366
1,250,000	Expiring 12/02/15. If exercised the Portfolio receives 5.50% and pays floating 3 month LIBOR expiring 12/04/35, European Style.	99,190
1,250,000	Expiring 12/14/15. If exercised the Portfolio receives 5.38% and pays floating 3 month LIBOR expiring 12/17/35, European Style.	93,063
	Total Call Options Purchased	551,008
	(Cost $598,924)

NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE
	Put Options Purchased — 0.5%
	FNMA, 30 Year Fixed, 5.00%, TBA
$4,000,000	Expiring 01/06/06 @ $95.43, European Style.	$-
1,800,000	Expiring 01/15/06 @ $95.63, European Style.	6
6,500,000	Expiring 01/15/06 @ $96.69, European Style.	7,617
	Payer Swaption on Interest Rate
1,000,000	Expiring 07/30/07. If exercised the Portfolio pays 4.83% and receives floating 3 month LIBOR Expiring 08/01/17, European Style.	40,207
1,000,000	Expiring 08/01/07. If exercised the Portfolio pays 4.93% and receives floating 3 month LIBOR expiring 08/03/17, European Style.	36,413
1,625,000	Expiring 04/19/06. If exercised the Portfolio pays 5.17% and receives floating 3 month LIBOR expiring 04/21/36, European Style.	34,782
440,000	Expiring 05/09/06. If exercised the Portfolio pays 5.39% and receives floating 3 month LIBOR expiring 05/11/36, European Style.	5,325
1,000,000	Expiring 03/20/06. If exercised the Portfolio pays 5.04% and receives floating 3 month LIBOR expiring 03/24/36, European Style.	26,846
1,150,000	Expiring 08/02/07. If exercised the Portfolio pays 4.93% and receives floating 3 month LIBOR expiring 08/06/17, European Style.	41,950
1,000,000	Expiring 08/06/07. If exercised the Portfolio pays 4.92% and receives floating 3 month LIBOR expiring 08/08/17, European Style.	37,110
1,250,000	Expiring 01/20/06. If exercised the Portfolio pays 5.01% and receives floating 3 month LIBOR expiring 01/26/16, European Style.	4,957

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 16

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

NOTIONAL VALUE	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Put Options Purchased — Continued
$1,000,000	Expiring 02/23/06. If exercised the Portfolio pays 5.01% and receives floating 3 month LIBOR expiring 02/27/16, European Style.	$7,536
1,250,000	Expiring 12/04/06. If exercised the Portfolio pays 5.05% and receives floating 3 month LIBOR expiring 12/06/11, European Style.	14,947
1,250,000	Expiring 12/14/06. If exercised the Portfolio pays 4.92% and receives floating 3 month LIBOR expiring 12/19/11, European Style.	18,294
1,250,000	Expiring 12/02/15. If exercised the Portfolio pays 5.50% and receives floating 3 month LIBOR expiring 12/04/35, European Style.	70,965
1,250,000	Expiring 12/14/15. If exercised the Portfolio pays 5.38% and receives floating 3 month LIBOR expiring 12/17/35, European Style.	75,792
	Total Put Options Purchased (Cost $570,854)	422,747
	Total Options Purchased (Cost $1,169,778)	973,755
	Total Long-Term Investments (Cost $122,178,339)	122,125,003

SHARES		VALUE
Short-Term Investments — 7.9%
	Investment Company — 7.9%
6,872,443	JPMorgan Prime Money Market Fund (b) (m) (Cost $6,872,443)	$6,872,443
	Total Investments — 148.8% (Cost $129,050,782)	128,997,446
	Liabilities in Excess of Other Assets — (48.8)%	(42,302,838)
	NET ASSETS — 100.0%	$86,694,608

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 17

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Interest Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A.	3 month LIBOR	4.89% semi-annually	11/19/07	$6,090,000	$8,703
Citibank, N.A.	4.98% semi-annually	3 month LIBOR	11/17/10	2,615,000	(13,834)
Citibank, N.A.	5.11% semi-annually	3 month LIBOR	11/09/12	5,470,000	(73,692)
Credit Suisse First Boston	5.04% semi-annually	3 month LIBOR	12/29/35	480,000	3,008
Credit Suisse First Boston	5.12% semi-annually	3 month LIBOR	11/14/15	1,470,000	(22,171)
Credit Suisse First Boston	4.98% semi-annually	3 month LIBOR	12/28/15	890,000	(2,889)
Credit Suisse First Boston	3 month LIBOR	5.14% semi-annually	02/02/16	1,050,000	15,230
Deutsche Bank AG, New York	3 month LIBOR	4.79% semi-annually	12/29/07	6,150,000	(6,477)
Deutsche Bank AG, New York	4.47% semi-annually	3 month LIBOR	07/12/10	1,100,000	6,437
Deutsche Bank AG, New York	5.03% semi-annually	3 month LIBOR	11/15/10	1,170,000	(8,966)
Deutsche Bank AG, New York	4.81% semi-annually	3 month LIBOR	12/29/10	2,635,000	6,575
Deutsche Bank AG, New York	5.11% semi-annually	3 month LIBOR	11/14/15	1,460,000	(21,568)
Deutsche Bank AG, New York	5.04% semi-annually	3 month LIBOR	12/16/15	885,000	(7,396)
Deutsche Bank AG, New York	3 month LIBOR	5.18% semi-annually	10/29/18	495,000	5,167
Goldman Sachs Capital Management	5.19% semi-annually	3 month LIBOR	11/07/15	880,000	(18,165)
Goldman Sachs Capital Management	4.93% semi-annually	3 month LIBOR	08/07/17	290,000	1,457
Lehman Brothers Special Financing	3 month LIBOR	4.85% semi-annually	12/16/07	7,600,000	1,045
Lehman Brothers Special Financing	4.37% semi-annually	3 month LIBOR	09/08/10	340,000	3,419
Lehman Brothers Special Financing	4.50% semi-annually	3 month LIBOR	09/09/10	1,600,000	(6,654)
Lehman Brothers Special Financing	3 month LIBOR	4.50% semi-annually	09/09/10	1,700,000	(7,070)
Lehman Brothers Special Financing	4.28% semi-annually	3 month LIBOR	09/09/10	1,285,000	18,005
Lehman Brothers Special Financing	4.21% semi-annually	3 month LIBOR	09/09/10	1,675,000	28,772
Lehman Brothers Special Financing	4.91% semi-annually	3 month LIBOR	12/16/10	6,560,000	(11,773)
Lehman Brothers Special Financing	3 month LIBOR	5.03% semi-annually	12/16/15	1,845,000	13,640
Lehman Brothers Special Financing	5.28% semi-annually	3 month LIBOR	10/29/18	300,000	(4,959)
Lehman Brothers Special Financing	5.14% semi-annually	3 month LIBOR	07/15/32	740,000	(17,980)
Merrill Lynch Capital Services	5.50% semi-annually	3 month LIBOR	12/04/35	420,000	(9,808)
Merrill Lynch Capital Services	5.38% semi-annually	3 month LIBOR	12/17/35	400,000	(5,832)
Merrill Lynch Capital Services	3 month LIBOR	5.27% semi-annually	12/04/18	280,000	4,895
Merrill Lynch Capital Services	3 month LIBOR	5.15% semi-annually	12/17/18	250,000	2,178
					(120,703)

† Rates shown are per annum and payments are as described above.

Forward Rate Swaps

	RATE TYPE
SWAP COUNTERPARTY	PAYMENTS MADE BY THE PORTFOLIO	PAYMENTS RECEIVED BY THE PORTFOLIO†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Merrill Lynch Capital Services	3 month LIBOR	4.82% quarterly	06/21/06	$92,000,000	$12,254
Merrill Lynch Capital Services	3 month LIBOR	4.77% quarterly	06/21/06	28,000,000	(372)
Merrill Lynch Capital Services	3 month LIBOR	4.78% quarterly	06/21/06	28,000,000	372
					12,254

† Rates shown are per annum and payments are as described above.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 18

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (a)	30 Year FNMA, 5.50%, 1/06	98.41	01/05/06	$10,695,000	$66,314
Deutsche Bank AG, New York (a)	FNMA, 6.63%, 11/15/10	107.53	01/11/06	1,100,000	5,457
Deutsche Bank AG, New York (a)	FHLMC, 4.50%, 1/15/14	97.54	01/18/06	1,095,000	6,241
Lehman Brothers Special Financing (a)	FHLMC, 4.13%, 7/12/10	97.51	01/18/06	1,100,000	(454)
Lehman Brothers Special Financing (a)	FHLMC, 4.50%, 7/15/32	116.76	01/18/06	685,000	16,138
					93,696

(a) Portfolio pays the excess of the market price over the price lock and receives the excess of the price lock over the market price.

Credit Default Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/ RECEIVES FIXED RATE†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Citibank, N.A. (f)	Argentina Government International Bond, 8.28%, 12/31/33	Buy	114 BPS semi-annually	10/20/07	$260,000	$1,909
Citibank, N.A.	Mexico Government International Bond, 8.30%, 8/15/31	Sell	100 BPS semi-annually	05/20/10	2,000,000	37,759
Citibank, N.A.	Pemex, 9.50%, 9/15/27	Buy	116.50 BPS semi-annually	05/20/10	2,000,000	(38,078)
Citibank, N.A.	Mexico Government International Bond, 7.50%, 4/8/33	Sell	105 BPS semi-annually	06/20/10	1,000,000	20,029
Citibank, N.A.	Pemex, 9.50%, 9/15/27	Buy	125 BPS semi-annually	06/20/10	1,000,000	(21,420)
Citibank, N.A.	Republic of Venezuela, 9.25%, 9/15/27	Sell	258 BPS semi-annually	09/20/10	800,000	21,527
Citibank, N.A.	Republic of Colombia, 10.38%, 1/28/33	Buy	236 BPS semi-annually	09/20/10	800,000	(31,776)
Citibank, N.A. (f)	Republic of Venezuela, 9.25%, 9/15/27	Sell	232 BPS semi-annually	09/20/10	500,000	7,612
Citibank, N.A. (f)	Republic of Colombia, 10.38%, 1/28/33	Buy	207 BPS semi-annually	09/20/10	500,000	(13,305)
Citibank, N.A. (f)	Argentina Government International Bond, 8.28%, 12/31/33	Sell	296.5 BPS semi-annually	10/20/10	260,000	(4,437)
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	105 BPS semi-annually	04/20/06	1,000,000	(4,355)
Deutsche Bank AG, New York	Republic of Venezuela, 9.25%, 9/15/27	Sell	52 BPS semi-annually	04/20/06	700,000	859
Deutsche Bank AG, New York	Brazilian Government International Bond, 12.25%, 3/6/30	Sell	235 BPS semi-annually	04/20/07	1,000,000	26,652

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 19

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Credit Default Swaps — Continued

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/ RECEIVES FIXED RATE†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 3/31/30	Buy	123 BPS semi-annually	02/20/10	$3,000,000	$(77,053)
Deutsche Bank AG, New York	Aries Vermoegensverwaltungs, 9.60%, 10/25/14	Sell	126 BPS semi-annually	02/20/10	3,000,000	94,679
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 3/31/30	Sell	105 BPS semi-annually	06/20/10	1,500,000	22,469
Deutsche Bank AG, New York	Mexico Government International Bond, 7.50%, 4/8/33	Buy	106 BPS semi-annually	06/20/10	1,500,000	(29,714)
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 3/31/30	Sell	104 BPS semi-annually	06/20/10	1,000,000	14,579
Deutsche Bank AG, New York	Mexico Government International Bond, 7.50%, 4/8/33	Buy	105 BPS semi-annually	06/20/10	1,000,000	(19,407)
Deutsche Bank AG, New York	Mexico Government International Bond, 7.50%, 4/8/33	Buy	96 BPS semi-annually	07/20/10	1,000,000	(20,364)
Deutsche Bank AG, New York	Republic of Russia, 5.00%, 3/31/30	Sell	101 BPS semi-annually	07/20/10	1,000,000	18,219
Deutsche Bank AG, New York	Avon Products, 7.15%, 11/15/09	Buy	52 BPS quarterly	12/20/10	600,000	(2,198)
Goldman Sachs Capital Management	V.F. Corp, 8.50%, 10/1/10	Buy	54 BPS quarterly	03/20/11	300,000	(1,514)
Goldman Sachs Capital Management	Residential Capital Corp, 6.38%, 6/30/10	Sell	118 BPS quarterly	12/20/10	200,000	(1,237)
Goldman Sachs Capital Management	Computer Sciences Corp, 7.38%, 6/15/11	Buy	148 BPS quarterly	12/20/10	200,000	(4,641)
Goldman Sachs Capital Management	First Data Corp, 5.63%, 11/1/11	Buy	49 BPS quarterly	12/20/10	300,000	6,092
Goldman Sachs Capital Management	Masco Corp, 6.75%, 3/15/06	Buy	49 BPS quarterly	12/20/10	300,000	757
Goldman Sachs Capital Management	Nucor Corp, 4.88%, 10/01/12	Buy	37 BPS quarterly	12/20/10	300,000	1,302
Goldman Sachs Capital Management	Radioshack, 7.38%, 5/15/11	Buy	107 BPS quarterly	03/20/11	600,000	3,608
Lehman Brothers Special Financing	Republic of Russia, 12.75%, 6/24/28	Buy	54 BPS semi-annually	10/20/07	800,000	(2,144)
Lehman Brothers Special Financing	Gazpru, 8.63%, 4/28/34	Sell	104 BPS semi-annually	10/20/07	800,000	4,502
Lehman Brothers Special Financing	Republic of Russia, 12.75%, 6/24/28	Buy	61 BPS semi-annually	10/20/07	800,000	(3,145)
Lehman Brothers Special Financing	Gazpru, 8.63%, 4/28/34	Sell	111 BPS semi-annually	10/20/07	800,000	5,489
Lehman Brothers Special Financing	Gannett Co., 6.38%, 4/1/12	Buy	47 BPS quarterly	09/20/10	900,000	2,315

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 20

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Credit Default Swaps — Continued

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/ RECEIVES FIXED RATE†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	343 BPS semi-annually	09/20/10	$600,000	$2,500
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	300 BPS semi-annually	09/20/10	600,000	(25,738)
Lehman Brothers Special Financing	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	261.5 BPS semi-annually	10/20/10	1,100,000	(27,034)
Lehman Brothers Special Financing	Argentina Government International Bond, 8.28%, 12/31/33	Sell	303.5 BPS semi-annually	10/20/10	1,100,000	(16,596)
Lehman Brothers Special Financing	Tribune Co, 5.50%, 10/6/08	Buy	95 BPS quarterly	03/20/11	600,000	(2,190)
Lehman Brothers Special Financing	H.J. Heinz, 6.00%, 3/15/08	Buy	47 BPS quarterly	03/20/11	350,000	(642)
Lehman Brothers Special Financing	Cendant Corp, 7.38%, 1/15/13	Buy	106 BPS quarterly	03/20/11	600,000	(158)
Merrill Lynch Capital Services (g)	Dow Jones CDX.NA.IG, 5.00%	Sell	45 BPS quarterly	12/20/10	500,000	(260)
Merrill Lynch Capital Services	Weyerhaeuser, 6.75%, 4/15/12	Buy	62 BPS quarterly	12/20/10	300,000	(252)
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 9/15/27	Sell	100 BPS semi-annually	10/20/07	1,700,000	2,518
Morgan Stanley Capital Services	Republic of Colombia, 10.38%, 1/28/33	Buy	70 BPS semi-annually	10/20/07	1,700,000	(10,280)
Morgan Stanley Capital Services	Republic of Colombia, 10.38%, 1/28/33	Buy	70 BPS semi-annually	10/20/07	400,000	(2,365)
Morgan Stanley Capital Services	Republic of Venezuela, 9.25%, 9/15/27	Sell	100 BPS semi-annually	10/20/07	400,000	516
Morgan Stanley Capital Services	Republic of Russia, 5.00%, 3/31/30	Buy	115 BPS semi-annually	03/20/10	2,000,000	(49,776)
Morgan Stanley Capital Services	Gazpru, 8.63%, 4/28/34	Sell	190 BPS semi-annually	03/20/10	2,000,000	57,064
Morgan Stanley Capital Services	Republic of Russia, 5.00%, 3/31/30	Sell	140 BPS semi-annually	04/20/10	1,000,000	34,088
Morgan Stanley Capital Services	Mexico Government International Bond, 7.50%, 4/8/33	Buy	112 BPS semi-annually	04/20/10	1,000,000	(24,053)
Morgan Stanley Capital Services	Ukraine, 7.65%, 6/11/13	Sell	190 BPS semi-annually	07/20/10	1,500,000	31,242
Morgan Stanley Capital Services	Republic of Russia, 5.00%, 3/31/30	Buy	90 BPS semi-annually	07/20/10	1,500,000	(24,035)
Morgan Stanley Capital Services	Republic of Russia, 12.75%, 6/24/28	Buy	64 BPS semi-annually	09/20/10	550,000	(1,458)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 21

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Credit Default Swaps — Continued

SWAP COUNTERPARTY	REFERENCED OBLIGATION	BUY/SELL PROTECTION	PORTFOLIO PAYS/ RECEIVES FIXED RATE†	TERMINATION DATE	NOTIONAL AMOUNT (USD)	VALUE (USD)
Morgan Stanley	Ukraine, 7.65%,
Capital Services	6/11/13	Sell	176 BPS semi-annually	09/20/10	$550,000	$6,000
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	338 BPS semi-annually	10/20/10	500,000	(353)
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	290 BPS semi-annually	10/20/10	500,000	(18,716)
Morgan Stanley Capital Services	Argentina Government International Bond, 8.28%, 12/31/33	Sell	400 BPS semi-annually	10/20/10	350,000	8,676
Morgan Stanley Capital Services	Brazilian Government International Bond, 12.25%, 3/6/30	Buy	335 BPS semi-annually	10/20/10	350,000	(19,850)
Morgan Stanley Capital Services	Alltel Corp., 7.00%, 7/1/12	Buy	37 BPS quarterly	12/20/10	500,000	(2,706)
Morgan Stanley Capital Services	Time Warner, 6.88%, 5/1/12	Buy	69 BPS quarterly	03/20/11	400,000	(764)
Union Bank of Switzerland AG, London	Republic of Russia, 5.00%, 3/31/30	Buy	90 BPS semi-annually	08/20/10	1,000,000	(15,150)
Union Bank of Switzerland AG, London	Ukraine, 7.65%, 6/11/13	Sell	184 BPS semi-annually	08/20/10	1,000,000	18,325
						(65,877)
						(80,630)

† Rates shown are per annum and payments are as described above.

(f) Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued

Market Value	Percentage
$8,211	0.01%

(g) Premiums paid of $386

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
8	U.S. 2 Year Treasury Note	March, 2006	$1,641,500	$(385)
10	U.S. 5 Year Treasury Note	March, 2006	1,063,438	19
20	U.S.10 Year Treasury Note	March, 2006	2,188,125	6,772
	Short Futures Outstanding
(11)	U.S. Treasury Bond	March, 2006	(1,256,063)	(15,975)
				(9,569)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 22

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 12/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
538,000	EUR	1/31/06	635,507	$637,907	$2,400
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 12/31/05 (USD)	NET UNREALIZED APPRECIATION (DEPRECIATION) (USD)
538,000	EUR	1/31/06	631,461	$637,906	$(6,445)

OPTIONS WRITTEN

Call Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE/ NUMBER OF CONTRACTS	PREMIUM	VALUE
FNMA, 30 Year Fixed, 5.50%, TBA	$98.64	01/05/06	$6,000,000	$(23,438)	$(26,807)
January, 2006 Euro Dollar	0.003	01/13/06	149	(2,383)	(372)
June, 2006 Euro Dollar	0.42	05/26/06	11	(3,406)	(4,641)
				(29,227)	(31,820)

Call Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE*	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Barclays Bank Plc	4.94 semi-annually	04/12/06	$1,650,000	$(31,680)	$(24,436)
Barclays Bank Plc	5.12% semi-annually	04/26/06	1,650,000	(32,464)	(16,401)
Bear Stearns Bank Plc	4.97% semi-annually	04/19/06	3,250,000	(63,619)	(47,223)
Credit Suisse First Boston	4.78% semi-annually	03/20/06	2,000,000	(39,500)	(40,307)
Credit Suisse First Boston	4.75% semi-annually	03/28/06	1,160,000	(22,649)	(25,633)
Deutsche Bank AG, New York	5.11% semi-annually	11/23/07	3,400,000	(132,430)	(112,413)
Lehman Brothers Special Financing	5.12% semi-annually	04/28/06	2,000,000	(39,100)	(19,728)
Merrill Lynch Capital Services	5.27% semi- annually	12/02/08	3,100,000	(139,810)	(111,491)
Merrill Lynch Capital Services	5.15% semi-annually	12/15/08	2,800,000	(124,740)	(112,217)
				(625,992)	(509,849)

* The Portfolio will pay a floating rate based on 3-month USD LIBOR.

Put Options Written

NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL VALUE/ NUMBER OF CONTRACTS	PREMIUM	VALUE
FNMA, 30 Year Fixed, 5.00%, TBA	$95.70	01/05/06	$13,000,000	$(44,688)	$(508)
FNMA, 30 Year Fixed, 5.00%, TBA	94.35	01/05/06	8,000,000	(30,625)	(1)
FNMA, 30 Year Fixed, 5.00%, TBA	95.62	01/05/06	3,300,000	(14,953)	(129)
June, 2006 Euro Dollar	0.16	05/26/06	11	(3,406)	(1,719)
				(93,672)	(2,357)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 23

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

Put Options Written on Interest Rate Swaps

COUNTERPARTY	EXERCISE RATE**	EXPIRATION DATE	NOTIONAL VALUE	PREMIUM	VALUE
Barclays Bank Plc	4.94% semi-annually	04/12/06	1,650,000	$(31,680)	$(21,764)
Barclays Bank Plc	5.12% semi-annually	04/26/06	1,650,000	(32,464)	(36,531)
Bear Stearns Bank Plc	4.97% semi-annually	04/19/06	3,250,000	(63,619)	(48,165)
Citibank, N.A.	4.25% semi-annually	06/23/06	3,400,000	(56,127)	(7,480)
Credit Suisse First Boston	4.90% semi-annually	02/21/06	12,315,000	(25,861)	(29,472)
Credit Suisse First Boston	4.90% semi-annually	02/22/06	7,380,000	(15,129)	(17,837)
Credit Suisse First Boston	4.78% semi-annually	03/20/06	2,000,000	(39,500)	(12,676)
Credit Suisse First Boston	4.75% semi-annually	03/28/06	1,160,000	(22,649)	(7,167)
Deutsche Bank AG, New York	5.11% semi-annually	11/23/07	3,400,000	(132,430)	(141,104)
Lehman Brothers Special Financing	5.12% semi-annually	04/28/06	2,000,000	(39,100)	(44,120)
Merrill Lynch Capital Services	5.27% semi-annually	12/02/08	3,100,000	(139,810)	(163,171)
Merrill Lynch Capital Services	5.15% semi-annually	12/15/08	2,800,000	(124,740)	(134,295)
				(723,109)	(663,782)

** The Portfolio will receive a floating rate based on 3-month USD LIBOR.

Abbreviations:

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)  — All or portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(g)  — Amount rounds to less than 0.1%

(i)  — Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  — Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  — All or portion of this security is segregated for current or potential of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

CMO  — Collateralized Mortgage Obligation.

EUR  — EURO.

FHLMC  — Federal Home Loan Mortgage Corporation

FNMA  — Federal National Mortgage Association.

FRN  — Floating Rate Note. The rate shown is the rate in effect as of December 31, 2005.

IF  — Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO  — Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR  — London interbank offering rate.

TBA  — To be announced.

STRIPS  — Separate Trading of Registered Interest and Principal Securities.

SUB  — Step-Up Bond. The rate shown is the rate in effect as of December 31, 2005.

VAR  — Variable Rate Note. The interest rate shown is the rate in effect at December 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 24

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Bond Portfolio 25

JPMorgan Bond Portfolio

STATEMENT OF ASSETS
AND LIABILITIES  AS OF DECEMBER 31, 2005

ASSETS
Investments in non-affiliates, at value	$122,125,003
Investments in affiliates, at value	6,872,443
Total Investments securities, at value	128,997,446
Cash	12,674
Receivables:
Investment securities sold	31,988,088
Portfolio shares sold	2,412
Interest and dividends	696,720
Variation margin on futures contracts	211
Unrealized appreciation on forward foreign currency exchange contracts	2,400
Unrealized appreciation on open swap contracts	676,594
Total Assets	162,376,545
LIABILITIES
Payables:
Investment securities purchased	73,562,830
Portfolio shares redeemed	14,772
Unrealized depreciation on forward foreign currency exchange contracts	6,445
Outstanding options written, at fair value	1,207,808
Unrealized depreciation on open swap contracts	757,224
Accrued liabilities:
Investment advisory fees	22,057
Administration fees	15,168
Custodian and accounting fees	8,357
Other	87,276
Total Liabilities	75,681,937
NET ASSETS	$86,694,608

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 26

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF DECEMBER 31, 2005

NET ASSETS
Paid in capital	$83,590,413
Accumulated undistributed (distributions in excess of) net investment income	3,253,397
Accumulated net realized gains (losses) from investments, futures, foreign exchange transactions, written options and swaps	(266,197)
Net unrealized appreciation (depreciation) from investments, futures, foreign exchange translations, written options and swaps	116,995
Net Assets	$86,694,608
Outstanding units of beneficial interest (shares):	7,315,657
Net asset value, offering and redemption price per share (unlimited amount authorized, no par value)	$11.85
Cost of investments	$129,050,782
Premiums received from options written	$1,472,000
Premiums received from swaps	$386

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 27

JPMorgan Bond Portfolio

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income	$13,332
Interest income	3,688,432
Dividend income from affiliates (a)	214,208
Foreign taxes withheld	(2,429)
Total investment income	3,913,543
EXPENSES
Investment advisory fees	258,522
Administrative fees	173,269
Custodian and accounting fees	46,867
Professional fees	96,994
Trustees' fees	4,851
Printing and mailing costs	38,310
Transfer agent fees	5,356
Other	28,365
Total expenses	652,534
Less earnings credits	(6,224)
Net expenses	646,310
Net investment income (loss)	3,267,233
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	$(714,603)
Short positions	(207,344)
Options written	780,706
Futures	(715,220)
Swaps	658,816
Foreign currency transactions	50,003
Change in net unrealized appreciation (depreciation) of:
Investments	(1,075,669)
Options written	252,416
Futures	4,768
Swaps	(26,317)
Foreign currency translations	(5,265)
Net realized/unrealized gains (losses)	(997,709)
Change in net assets resulting from operations	$2,269,524
(a) Includes reimbursements of investment advisory and administration fees	$11,945

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 28

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$3,267,233	$2,641,409
Net realized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(147,642)	1,698,118
Change in net unrealized appreciation (depreciation) of investments, options written, futures, foreign currency translations and swaps	(850,067)	(778,940)
Change in net assets resulting from operations	2,269,524	3,560,587
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,934,536)	(3,051,559)
From net realized gains	(1,482,238)	(1,618,282)
Total distributions to shareholders	(4,416,774)	(4,669,841)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS
Proceeds from shares issued	12,639,681	19,942,979
Dividends reinvested	4,416,774	4,669,841
Cost of shares redeemed	(13,271,439)	(30,141,568)
Change in net assets from capital transactions	3,785,016	(5,528,748)
NET ASSETS
Change in net assets	1,637,766	(6,638,002)
Beginning of period	85,056,842	91,694,844
End of period	$86,694,608	$85,056,842
Accumulated undistributed (distributions in excess of) net investment income	$3,253,397	$2,838,868
SHARE TRANSACTIONS
Issued	1,061,265	1,636,414
Reinvested	379,448	401,187
Redeemed	(1,115,438)	(2,476,658)
Change in shares	325,275	(439,057)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 29

JPMorgan Bond Portfolio

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$12.17	$12.34	$12.54	$11.61	$11.65
Investment operations:
Net investment income (loss)	0.45	0.41	0.39	0.40	0.63
Net realized and unrealized gains(losses) on investments	(0.14)	0.09	0.07	0.62	0.17
Total from investment operations	0.31	0.50	0.46	1.02	0.80
Less distributions:
Net investment income	(0.42)	(0.44)	(0.39)	(0.09)	(0.73)
Net realized gains	(0.21)	(0.23)	(0.27)	(—)	(0.11)
Total distributions	(0.63)	(0.67)	(0.66)	(0.09)	(0.84)
Net asset value, end of period	$11.85	$12.17	$12.34	$12.54	$11.61
Total return	2.64%	4.29%	3.72%	8.80%	6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$86,695	$85,057	$91,695	$96,185	$81,524
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	3.79%	3.06%	2.98%	3.49%	5.37%
Expenses without waivers, reimbursements and earnings credits	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	732%	544%	545%	608%	421%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Bond Portfolio 30

JPMorgan Bond Portfolio

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Bond Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly form the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

JPMorgan Bond Portfolio 31

JPMorgan Bond Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The following is the market value and percentage of net assets of restricted and illiquid securities as of December 31, 2005:

Illiquid
$900,617	1.0%

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

JPMorgan Bond Portfolio 32

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

E. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2005, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Portfolio to unlimited risk of loss. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of December 31, 2005, the Portfolio had written options contracts outstanding as listed on its Schedule of Portfolio Investments.

Transactions in options written during the period ended December 31, 2005, were as follows:

	Notional Value/ Number of Contracts	Premiums Received
Options Outstanding at December 31, 2004	(64)	$20,276
Options Written	298,857,557	3,611,494
Options terminated in closing purchase transactions	(203,442,322)	(2,159,770)
Options outstanding at December 31, 2005	95,415,171	$1,472,000

G. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

JPMorgan Bond Portfolio 33

JPMorgan Bond Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The Portfolio may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Premiums paid to or by the Portfolio are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.

As of December 31, 2005, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

H. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

I. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2005, which are included in Receivable for Investment Securities Sold and Payable for Investment Securities Purchased on the Statement of Assets and Liabilities. The Portfolio segregates assets with a current value at least equal to the amount of the TBA Dollar Rolls.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio's policy to segregate assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

JPMorgan Bond Portfolio 34

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

K. Allocation of Expenses — Expenses directly attributable to a Portfolio are charged directly to that Portfolio while the expenses attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

L. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

M. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

N. Dividends and Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated undistributed (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
$(1)	$81,832	$(81,831)

The reclassifications for the Portfolio relate primarily to the differences in character for tax purposes of swap payments and foreign currency gains and losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administrative Services Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of up to 0.45% of the average daily net assets of the Portfolio.

JPMorgan Bond Portfolio 35

JPMorgan Bond Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Under the Agreement, the Administrator is responsible for certain usual and customary expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Portfolio's Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of the Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Portfolio's exclusive underwriter. JPMFD received no compensation in its capacity as the Portfolio's underwriter.

D. Custodian and Accounting Fees — JPMCB provides Portfolio custody and accounting services. The amounts paid directly to JPMCB by the Portfolios for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations. The Administrator is responsible for the compensation for such services pursuant to the Administrative Services Agreement.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.75% of the Portfolio's average daily net assets.

The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentage above is in place until at least April 30, 2006.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMorgan Bond Portfolio 36

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales	Purchases (Excluding U.S. Government)	Sales (Excluding U.S. Government)
$836,882,087	$817,996,400	$188,400,866	$189,295,666

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
$129,059,807	$1,032,821	$(1,095,182)	$(62,361)

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market on options.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$4,336,388	$80,386	$4,416,774

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$3,899,145	$770,696	$4,669,841

JPMorgan Bond Portfolio 37

JPMorgan Bond Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary Income	Current distributable long-term capital gain or tax basis capital loss carryover	Unrealized appreciation (depreciation)
$3,437,023	—	$112,347

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals, Section 1092 loss deferrals, post-October loss deferrals and mark-to-market of Section 1256 contracts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006 post October capital losses of $397,745 and post October currency losses of $47,455.

6. Borrowings

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Portfolio was allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Portfolio to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement was terminated as of February 18, 2005.

As of December 31, 2005, the Portfolio had no outstanding borrowings.

7. Concentrations and Indemnifications

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell illiquid investments when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

JPMorgan Bond Portfolio 38

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMorgan Bond Portfolio 39

JPMorgan Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMorgan Bond Portfolio 40

JPMorgan Bond Portfolio

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex (1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	13	None

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	13	None

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	13	None

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	13	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle (2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	13	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes 4 investment companies.

  (2)  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Bond Portfolio 41

JPMorgan Bond Portfolio

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, present and One Group Mutual Funds from 2001 until 2004. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration—Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan Bond Portfolio 42

ANNUAL REPORT DECEMBER 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc., since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMorgan Bond Portfolio 43

JPMorgan Bond Portfolio

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Actual	$1,000.00	$1,002.50	$3.79	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%

JPMorgan Bond Portfolio 44

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees met in person in December 2005 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of funds in the Portfolio's peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. The Trustees also requested and obtained additional information from the Portfolio's management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.  comparative performance information;

2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;

3.  payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.  comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.  the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;

7.  portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;

JPMorgan Bond Portfolio 45

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

8.  fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;

9.  fees charged by the Adviser to other clients with similar investment objectives;

10.  the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the integration of the infrastructure supporting the Portfolio. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues

JPMorgan Bond Portfolio 46

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by

JPMorgan Bond Portfolio 47

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the Bond Portfolio was within a reasonable range of the Universe Group median for the one, three and five year time periods.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Adviser as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Bond Portfolio's contractual advisory fee was in the first quintile of the Portfolio's Peer Group. They also noted that although the net advisory fee rate was higher than the Portfolio's Universe Group median, the total expenses were within a reasonable range of the median of the Portfolio's Universe Group, and they concluded that the advisory fee was reasonable.

JPMorgan Bond Portfolio 48

ANNUAL REPORT DECEMBER 31

2005

TAX LETTER (UNAUDITED)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

For the year ended December 31, 2005, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 16.59%.

Long-Term Capital Gain Designation

The Portfolio hereby designates $80,386 as long-term capital gain distributions for the purpose of the dividends paid deduction on its tax return for the fiscal year ended December 31, 2005.

JPMorgan Bond Portfolio 49

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31, each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-BP-1205

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.

ANNUAL REPORT DECEMBER 31, 2005

J.P. Morgan

Series

Trust II

JPMorgan International Equity Portfolio

CONTENTS

President's Letter	1

JPMorgan International Equity Portfolio Portfolio Commentary	3

Schedule of Portfolio Investments	6

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Trustees	20

Officers	21

Schedule of Shareholder Expenses	23

Board Approval of Investment Advisory Agreement	24

Tax Letter	28

Highlights

•  International markets posted third consecutive year of double-digit returns.

•  The dollar rallied in 2005.

•  The global economy looks to be on a firm footing.

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan
International Equity Portfolio

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan International Equity Portfolio. In the following pages, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Manager.

International markets posted third consecutive year of double-digit returns

International equity markets once again posted strong gains, despite a spike in energy prices and the fact that most major currencies lost ground against the dollar. The MSCI EAFE index rose 13.5%, fuelled by better-than-expected global growth, solid corporate earnings, increased dividend payouts, share buybacks and an acceleration in merger and acquisition (M&A) activity.

Most stock markets rose, in U.S. dollar terms, as investors began to price in the stronger-than-expected global corporate earnings growth. Japan was the standout. A rally was triggered by the re-election of Prime Minister Koizumi on the basis of a pro-reform platform and was subsequently reinforced by evidence of a pick-up in domestic demand. The economic picture in continental Europe was mixed but strong earnings growth (driven by corporate restructuring), M&A activity and supportive valuations drove the markets forward. Segments of the U.K. market suffered losses as rising interest rates and higher energy prices led to a pullback in consumer spending but a strong showing by oil and material stocks kept the market afloat. Meanwhile, U.S. consumer demand remained strong, thanks to continuing low borrowing costs and a strong real estate market, while productivity growth continued to be robust.

The dollar rallied in 2005

The dollar made strong gains against the euro and the yen as investors put concerns over the twin deficits (current account and budget) affecting the U.S. economy aside. Instead, they focused on growing interest rate differentials as the Federal Reserve steadily increased rates. The dollar was also supported toward year-end as corporations raced to repatriate overseas earnings to take advantage of the Homeland Investment Act.

Outlook

As we enter 2006, the global economy looks to be on a firm footing. Economic growth is expected to remain above trend for much of the year, with an acceleration in Europe and Japan compensating for a gradual deceleration in the U.S. and the U.K. Against this macro-economic backdrop, we are likely to see further central bank tightening. Equities, however, remain well-supported. Valuations remain attractive, particularly in Europe. Earnings growth will likely decelerate but we expect it to remain at reasonable levels, driven in large part by continued cost cutting and restructuring.

On behalf of all of us at JPMorgan Asset Management, thank you for your business. We appreciate the trust you have placed in us, and look forward to serving your

"International equity markets once again
posted strong gains."

JPMorgan
International Equity Portfolio

CONTINUED  (Unaudited)

investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President

JPMorgan Funds

JPMorgan International Equity Portfolio2

JPMorgan
International Equity Portfolio

AS OF DECEMBER 31, 2005  (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	1/3/95
Fiscal Year End	December 31
Net Assets as of 12/31/2005	$82,806,328
Primary Benchmark	MSCI EAFE Index

Q:  HOW DID THE PORTFOLIO PERFORM?

A:  The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies, returned 10.69% in the year ended December 31, 2005, compared to the MSCI EAFE Index return of 13.54%.*

Q:  WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A:  Global stock markets delivered good returns in 2005, helped by stronger-than-expected global gross domestic product (GDP) growth and corporate earnings. Increased dividend payouts, share buybacks and an acceleration of merger and acquisition (M&A) activity also helped.

The Portfolio achieved strong absolute returns but failed to keep pace with the MSCI EAFE Index. Being underweight in Japan and disappointing performances from some of our U.K. holdings were the primary contributors to underperformance. Kingfisher did poorly as deterioration in U.K. consumer spending prompted the home-improvement retailer to issue a profit warning earlier in the year. Despite continued weakness in Kingfisher's core markets, a meeting with management gave us more comfort regarding their strategy of improving returns in mature domestic markets while reinvesting cash flows in emerging geographies. In telecommunications, Vodafone detracted from performance on concerns that its Japanese operations remain under pressure and that it faces increased competition in Europe. We continue to believe the company remains focused on delivering shareholder value as demonstrated by its recent moves to increase the dividend. We find the stock attractively valued at current levels.

In contrast, natural resource-oriented holdings contributed positively to performance. In the materials sector, Cia Vale do Rio Doce (the Brazilian mining company) had another spectacular year, as investors looked to participate in the commodity rally. Earnings were buoyed by significant hikes in the price of iron ore. We believe the company will continue to benefit from the on-going demand for iron ore in Asia and may realize further price increases in 2006. In Japan, we benefited from Mitsubishi Corp., the Japanese trading company, which had a tremendous year, outperforming local and international markets. The company benefited from the weakening yen, as have all the major exporters, and experienced strong cyclical trends across its major divisions.

Q:  HOW WAS THE PORTFOLIO MANAGED?

A:  The Portfolio focuses on stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. Markets are certainly not expensive at current levels, though increasingly we see limited opportunities for broad-based upward earnings revisions. We remain focused on companies that we believe have meaningful scope for earnings upgrades and multiples expansion.

  *  The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMorgan International Equity Portfolio3

JPMorgan
International Equity Portfolio

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS

OF THE PORTFOLIO*

1. Total S.A. (France)	4.0%
2. ENI S.p.A. (Italy)	3.3%
3. HSBC Holdings plc (United Kingdom)	3.1%
4. Vodafone Group plc (United Kingdom)	2.6%
5. GlaxoSmithKline plc (United Kingdom)	2.6%
6. Mitsubishi Tokyo UFJ Financial Group, Inc. (Japan)	2.4%
7. UBS AG (Registered) (Switzerland)	2.2%
8. Tesco plc (United Kingdom)	2.0%
9. Roche Holding AG (Switzerland)	1.9%
10. Novartis AG (Registered) (Switzerland)	1.9%

  *  Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMorgan International Equity Portfolio4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	10.69%	2.77%	5.12%

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan International Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, and Lipper Variable Annuity International Funds Average from December 31, 1995 to December 31, 2005. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributed to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The MSCI EAFE Index is a replica (or model) of the world's equity markets, excluding the U.S. and Canada. The Lipper Variable Annuity International Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified "regional" investing.

JPMorgan International Equity Portfolio5

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 98.8% (l)
	Common Stocks — 98.8%
	Australia — 1.6%
55,050	BHP Billiton Ltd.	$916,841
25,205	News Corp., Class B CDI	419,360
		1,336,201
	Belgium — 2.0%
39,620	Dexia	913,400
22,330	Fortis	710,595
		1,623,995
	Brazil — 1.5%
31,137	Cia Vale do Rio Doce ADR	1,280,976
	Finland — 1.5%
65,862	Nokia OYJ	1,207,856
	France — 10.5%
38,677	AXA S.A.	1,249,064
15,388	BNP Paribas	1,243,084
20,380	Cie de Saint-Gobain	1,211,314
9,912	Imerys S.A.	716,453
10,405	Lafarge S.A.	935,662
13,274	Total S.A.	3,347,372
		8,702,949
	Germany — 5.7%
6,950	BASF AG	531,135
22,254	Bayerische Motoren Werke AG	971,366
34,450	Deutsche Post AG	835,105
4,500	SAP AG	810,944
9,133	Schering AG	611,004
11,330	Siemens AG (Registered)	969,403
		4,728,957
	Hong Kong — 0.7%
80,000	Esprit Holdings Ltd.	567,460
	Ireland — 0.8%
39,620	Bank of Ireland	623,065

SHARES	SECURITY DESCRIPTION	VALUE
	Italy — 5.0%
96,874	ENI S.p.A.	$2,706,901
41,700	Mediaset S.p.A.	442,428
141,100	UniCredito Italiano S.p.A.	972,725
		4,122,054
	Japan — 22.5%
25,100	Astellas Pharmaceutical, Inc.	980,941
23,000	Canon, Inc.	1,350,103
17,000	Credit Saison Co., Ltd.	847,298
23,000	Daikin Industries Ltd.	671,087
7,600	Fanuc Ltd.	645,548
3,300	Hirose Electric Co., Ltd.	438,957
18,700	Honda Motor Co., Ltd.	1,079,243
29,200	Hoya Corp.	1,049,558
22,000	Kao Corp.	589,184
30,000	Matsushita Electric Industrial Co., Ltd.	578,206
49,800	Mitsubishi Corp.	1,099,521
143	Mitsubishi Tokyo UFJ Financial Group, Inc.	1,947,338
6,400	Nidec Corp.	544,476
49,500	Nikko Cordial Corp.	787,563
3,900	Nintendo Co., Ltd.	472,238
67	Nippon Telegraph & Telephone Corp.	304,067
13,600	Nitto Denko Corp.	1,059,609
12,500	Secom Co., Ltd.	654,674
20,000	Sharp Corp.	304,308
16,400	Shin-Etsu Chemical Co., Ltd.	872,984
4,900	SMC Corp.	700,244
98,000	Sumitomo Corp.	1,268,282
5,440	Takefuji Corp.	369,371
		18,614,800
	Mexico — 0.7%
7,700	Fomento Economico Mexicano S.A. de C.V. ADR	558,327

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO6

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Netherlands — 5.2%
39,220	ABN Amro Holdings N.V.	$1,023,924
23,939	ING Groep N.V. CVA	830,447
29,125	Koninklijke Philips Electronics N.V.	904,561
66,284	Reed Elsevier N.V.	923,880
32,324	Wolters Kluwer N.V. CVA	654,066
		4,336,878
	South Korea — 0.9%
1,210	Samsung Electronics Co., Ltd.	778,464
	Spain — 2.1%
16,940	Altadis S.A.	767,788
81,550	Banco Popular Espanol S.A.	994,696
		1,762,484
	Sweden — 1.3%
318,000	Telefonaktiebolaget LM Ericsson, Class B	1,095,664
	Switzerland — 11.2%
18,545	Adecco S.A. (Registered)	854,518
15,185	Holcim Ltd. (Registered)	1,033,685
5,010	Nestle S.A. (Registered)	1,496,180
29,472	Novartis AG (Registered)	1,545,807
10,749	Roche Holding AG	1,611,707
18,950	UBS AG (Registered)	1,801,212
4,418	Zurich Financial Services AG (a)	940,212
		9,283,321
	United Kingdom — 25.6%
136,727	Barclays plc	1,434,366
132,050	BG Group plc	1,306,847
44,270	British Land Co. plc	812,450
165,168	Centrica plc	723,663
84,305	GlaxoSmithKline plc	2,128,245
159,200	HSBC Holdings plc	2,555,859
152,490	Kingfisher plc	621,859
289,787	William Morrison Supermarkets plc	963,889
71,801	National Grid plc	701,992
11,193	Reckitt Benckiser plc	369,124
38,219	Royal Bank of Scotland Group plc	1,153,349
35,600	Schroders plc	581,979

SHARES	SECURITY DESCRIPTION	VALUE
	United Kingdom — Continued
89,736	Smith & Nephew plc	$825,481
41,510	Standard Chartered plc	923,671
293,403	Tesco plc	1,672,395
1,000,490	Vodafone Group plc	2,153,003
64,140	Wolseley plc	1,352,403
81,790	WPP Group plc.	884,862
		21,165,437
	Total Common Stocks (Cost $59,810,351)	81,788,888
	Total Investments — 98.8% (Cost $59,810,351)	$81,788,888
	Other Assets in Excess of Liabilities — 1.2%	1,017,440
	Net Assets — 100.0%	$82,806,328

  Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO7

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

The following table presents the portfolio investments of the Portfolio by industry classifications as a percentage of net assets.

INDUSTRY	PERCENTAGE
Commercial Banks	16.6%
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	8.3%
Trading Companies & Distributors	4.5%
Media	4.0%
Capital Markets	3.8%
Insurance	3.6%
Electronic Equipment & Instruments	3.5%
Construction Materials	3.2%
Food & Staples Retailing	3.2%
Chemicals	3.0%
Communications Equipment	2.8%
Metals & Mining	2.7%
Wireless Telecommunication Services	2.6%
Automobiles	2.5%
Building Products	2.3%
Commercial Services & Supplies	1.8%
Food Products	1.8%
Machinery	1.6%
Office Electronics	1.6%
Consumer Finance	1.5%
Software	1.5%
Specialty Retail	1.4%
Household Durables	1.3%
Industrial Conglomerates	1.2%
Household Products	1.1%
Air Freight & Logistics	1.0%
Health Care Equipment & Supplies	1.0%
Real Estate	1.0%
Other (less than 1.0%)	5.5%

Based on a market value of $79,949,585, fair valued securities are 96.6% of net assets.

Abbreviations:

(a)  — Non-income producing security.

(l)  — All or a portion of this security is segregated for current or potential holdings for forward foreign currency contracts.

ADR  — American Depositary Receipt

CDI  — Clearing House Electronic Subregister Depository Interests

CVA  — Dutch Certification

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO8

JPMorgan International Equity Portfolio

STATEMENT OF ASSETS
AND LIABILITIES  AS OF DECEMBER 31, 2005

ASSETS
Investments securities, at value	$81,788,888
Cash	1,475,582
Foreign currency, at value	2,402
Receivables:
Portfolio shares sold	22,245
Interest and dividends	98,989
Tax reclaims	96,233
Total Assets	83,484,339
LIABILITIES
Payables:
Portfolio shares redeemed	528,764
Accrued liabilities:
Investment advisory fees payable	42,032
Administration fees	28,339
Custodian and accounting fees	6,677
Trustees' fees	404
Other	71,795
Total Liabilities	678,011
NET ASSETS	$82,806,328
NET ASSETS
Paid in capital	$67,327,875
Accumulated undistributed (distributions in excess of) net investment income	959,335
Accumulated net realized gains (losses) from investments and foreign exchange transactions	(7,460,420)
Net unrealized appreciation (depreciation) from investments and foreign exchange translations	21,979,538
Net Assets	$82,806,328
Shares of beneficial interest outstanding:	6,786,607
Net Asset Value, offering and redemption price per share (unlimited amount authorized, no par value)	$12.20
Cost of investments	$59,810,351
Cost of foreign currency	$2,310

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO9

JPMorgan International Equity Portfolio

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income	$2,011,356
Interest income	12,194
Foreign taxes withheld	(165,831)
Total investment income	1,857,719
EXPENSES
Investment advisory fees	451,372
Administration fees	264,671
Custodian and accounting fees	43,855
Professional fees	55,865
Trustees' fees	4,903
Printing and mailing costs	41,048
Registration and filing fees	50
Transfer agent fees	6,905
Other	34,154
Total expenses	902,823
Net investment income (loss)	954,896
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	$1,478,830
Foreign currency transactions	8,890
Change in net unrealized appreciation (depreciation) of:
Investments	5,654,155
Foreign currency translations	(14,476)
Net realized/unrealized gains (losses)	$7,127,399
Change in net assets resulting from operations	$8,082,295

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO10

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$954,896	$630,819
Net realized gain (loss) on investments and foreign exchange transactions	1,487,720	1,186,850
Change in net unrealized appreciation (depreciation) of investments and foreign exchange translations	5,639,679	8,557,208
Change in net assets resulting from operations	8,082,295	10,374,877
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(628,288)	(296,405)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS
Proceeds from shares issued	19,330,306	25,158,048
Dividends reinvested	628,288	296,405
Cost of shares redeemed	(15,619,234)	(9,227,835)
Change in net assets from capital transactions	4,339,360	16,226,618
NET ASSETS
Change in net assets	11,793,367	26,305,090
Beginning of period	71,012,961	44,707,871
End of period	$82,806,328	$71,012,961
Accumulated undistributed (distributions in excess of) net investment income	$959,335	$623,837
SHARE TRANSACTIONS
Issued	1,733,709	2,559,671
Reinvested	58,919	31,399
Redeemed	(1,393,580)	(932,553)
Change in shares	399,048	1,658,517

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO11

JPMorgan International Equity Portfolio

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.12	$9.45	$7.20	$8.85	$11.35
Investment operations:
Net investment income (loss)	0.14	0.10	0.03	0.08	0.09
Net realized and unrealized gains(losses) on investments	1.04	1.63	2.28	(1.69)	(2.24)
Total from investment operations	1.18	1.73	2.31	(1.61)	(2.15)
Less distributions:
Net investment income	(0.10)	(0.06)	(0.06)	(0.04)	(0.09)
Net realized gains	—	—	—	—	(0.26)
Total distributions	(0.10)	(0.06)	(0.06)	(0.04)	(0.35)
Net asset value, end of period	$12.20	$11.12	$9.45	$7.20	$8.85
Total return	10.69%	18.37%	32.44%	(18.31)%	(19.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$82,806	$71,013	$44,708	$20,292	$24,859
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	1.27%	1.14%	0.69%	1.04%	0.88%
Expenses without waivers, reimbursements and earnings credits	1.20%	1.20%	1.56%	1.52%	1.40%
Portfolio turnover rate	8%	13%	123%	86%	82%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan international equity Portfolio12

JPMorgan International Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan International Equity Portfolio (the "Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO13

JPMorgan International Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of December 31, 2005.

C. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

D. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. At December 31, 2005 there were no open forward foreign currency exchange contracts.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO14

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

F. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated undistributed (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
$—	$8,890	$(8,890)

The reclassifications for the Portfolio relates primarily to differences in character for tax purposes of foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administrative Services Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO15

JPMorgan International Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Portfolio's Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("the Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Portfolio's exclusive underwriter. JPMFD received no compensation in its capacity as the Portfolio's underwriter.

D. Custodian and Accounting Fees — JPMCB provides Portfolio custody and accounting services. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations. The Administrator is responsible for the compensation for such services pursuant to the Administrative Services Agreement.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.20% of the Portfolio's average daily net assets. The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages above is in place until at least April 30, 2006.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO16

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$10,414,721	$5,804,000

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
$60,024,524	$22,608,254	$(843,890)	$21,764,364

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

		Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$628,288	$—	$628,288

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

		Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$296,405	$—	$296,405

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income	Current distributable long-term capital gain or tax basis capital loss carryover	Unrealized appreciation (depreciation)
$960,321	$(7,246,247)	$21,765,365

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO17

JPMorgan International Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

For the Portfolio, the cumulative timing differences primarily consists of wash sale loss deferrals and post October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006 post October currency losses of $986.

As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2009	2010	2011	Total
$1,256,510	$4,916,854	$1,072,883	$7,246,247

During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $1,468,899.

6. Borrowings

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Portfolio was allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Portfolio to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Fund Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement was terminated as of February 18, 2005.

As of December 31, 2005, the Portfolio had no outstanding borrowings.

7. Concentrations and Indemnifications

In the normal course of business the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

As of December 31, 2005, substantially all of the Portfolio's net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2005, the Portfolio had approximately 25.6% of its portfolio invested in issuers in the United Kingdom.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

JPMorgan International Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO19

JPMorgan International Equity Portfolio

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	13	None

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	13	None

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	13	None

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	13	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle(2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	13	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes 4 investment companies.

  (2)  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO20

ANNUAL REPORT DECEMBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds from since 2005, and One Group Mutual Funds from 2001 until 2004. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration—Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO21

JPMorgan International Equity Portfolio

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO22

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Actual	$1,000.00	$1,135.90	$6.46	1.20%
Hypothetical	$1,000.00	$1,019.16	$6.11	1.20%

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO23

JPMorgan International Equity Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees met in person in December 2005 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of funds in the Portfolio's peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. The Trustees also requested and obtained additional information from the Portfolio's management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.  comparative performance information;

2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;

3.  payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.  comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.  the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;

7.  portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;

8.  fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO24

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

9.  fees charged by the Adviser to other clients with similar investment objectives;

10.  the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the integration of the infrastructure supporting the Portfolio. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO25

JPMorgan International Equity Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO26

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the International Equity Portfolio was generally below the Universe Group median for the one, three and five-year time periods, but that management had reported that short-term performance had improved. The Trustees noted the steps taken by the Adviser to address the Portfolio's performance results. The Trustees directed the Adviser to report to them at the next Board meeting with a plan for improved performance, and at each quarterly board meeting about the steps taken to improve performance and actual performance results.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Adviser as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the International Equity Portfolio's contractual advisory fee was in the first quintile of the Portfolio's Peer Group. They also noted that although the net advisory fee rate was higher than the Portfolio's Universe Group median, the total expenses were within a reasonable range of the median of the Portfolio's Universe Group, and they concluded that the advisory fee was reasonable.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO27

JPMorgan International Equity Portfolio

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

For the fiscal year ended December 31, 2005, the Portfolio intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses amounted to $1,905,479 and $146,144, respectively. The pass through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2005. These shareholders will receive more detailed information along with 2005 Form 1099-DIV.

JPMORGAN INTERNATIONAL EQUITY PORTFOLIO28

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most current 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31, each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-IEP-1205

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.

ANNUAL REPORT DECEMBER 31, 2005

J.P. Morgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President's Letter	1

JPMorgan Mid Cap Value Portfolio Portfolio Commentary	3

Schedule of Portfolio Investments	6

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Trustees	20

Officers	21

Schedule of Shareholder Expenses	23

Board Approval of Investment Advisory Agreement	24

Tax Letter	28

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Mid Cap Value Portfolio

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you'll find information detailing the performance of the Fund for the 12 months ended December 31, 2005, along with a report from the portfolio manager.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the Commerce Department, another gain cannot be ruled out.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year—similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively—this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.12% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

"The U.S. equity market overcame several challenges
during the reporting period..."

JPMorgan
Mid Cap Value Portfolio

CONTINUED  (Unaudited)

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMorgan Mid Cap Value Portfolio2

JPMorgan
Mid Cap Value Portfolio

AS OF DECEMBER 31, 2005  (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	9/28/01

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$273,620,175

Primary Benchmark	Russell Midcap Value Index

Q. HOW DID THE PORTFOLIO PERFORM?

A. The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation,* returned 9.21% over the twelve months ended December 31, 2005, compared to the 12.65% return of the Russell Midcap Value Index over the same period.

Q. WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A. U.S. equity market activity in 2005 was dominated by the outlook for interest rates, as economic data was intensely scrutinized to anticipate when the rate hikes by the Federal Open Market Committee (FOMC) may pause. Although there were bumps in the road, most particularly a slowdown in growth and increased inflation following the hurricanes of late summer, the economy was generally supportive of equity gains in 2005. Equity markets were also supported by continued strength in corporate profits.

The Portfolio underperformed the benchmark due primarily to overall stock selection in the consumer discretionary and materials sectors, as consumers were faced with the headwinds of higher interest rates, increased winter heating costs and a softening U.S. housing market. In addition, many materials manufacturers faced increased costs associated with higher energy prices.

At the individual stock level, IPC Holdings Ltd. and Gannett Co. Inc. were large detractors from performance. IPC Holdings, a provider of property catastrophe reinsurance, announced significant insured losses resulting from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company's third-quarter financial results. Gannett Co., a media conglomerate, experienced weaker revenues as reduced advertising spending in its broadcasting segment and weaker ad demand in Britain dragged on results.

The Portfolio was positively impacted by overall stock selection in the industrial and consumer staples sectors. Burlington Resources Inc. and Coventry Health Care Inc. were among the top individual contributors to performance. Burlington Resources, an energy exploration and production company, reported strong results throughout the year due to higher energy prices, production growth and accelerated share repurchases. In addition, the stock strengthened in December, as the company agreed to be acquired by ConocoPhillips. Coventry Health Care, a managed healthcare company, experienced accelerated earnings growth in 2005, citing improved margins and realized synergies from its acquisition of First Health Group Corporation.

Q. HOW WAS THE PORTFOLIO MANAGED?

A. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our objective is to identify undervalued companies that have the potential to grow their intrinsic value per share and to purchase these companies at a discount. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

* The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMorgan Mid Cap Value Portfolio3

JPMorgan
Mid Cap Value Portfolio

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS

OF THE PORTFOLIO*

V.F. Corp.	2.4%
Assurant, Inc.	2.3%
Burlington Resources, Inc.	2.0%
Coventry Health Care, Inc.	1.9%
M&T Bank Corp.	1.9%
Devon Energy Corp.	1.8%
CenturyTel, Inc.	1.8%
AutoZone, Inc.	1.7%
North Fork Bancorp, Inc.	1.7%
Kinder Morgan, Inc.	1.6%

* Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMorgan Mid Cap Value Portfolio4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION (9/28/01)
MID CAP VALUE PORTFOLIO	9.21%	19.67%	16.59%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/05)

Source: Lipper Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Equity Portfolio commenced operations on 9/28/01.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell Midcap Value Index and Lipper Variable Annuity Mid-Cap Value Funds Index from September 28, 2001 to December 31, 2005. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices reflects an initial investment at the end of the month following the Portfolio's inception. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell Midcap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Annuity Mid-Cap Value Funds Average represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMorgan Mid Cap Value Portfolio5

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 94.9%
	Common Stocks — 94.9%
	Auto Components — 0.2%
8,100	BorgWarner, Inc.	$491,103
	Beverages — 1.1%
25,700	Brown-Forman Corp., Class B	1,781,524
48,000	Constellation Brands, Inc., Class A (a) (m)	1,259,040
		3,040,564
	Building Products — 1.0%
66,200	American Standard Cos., Inc.	2,644,690
	Capital Markets — 2.2%
101,400	E*Trade Financial Corp. (a)	2,115,204
38,000	Northern Trust Corp.	1,969,160
27,600	T. Rowe Price Group, Inc.	1,988,028
		6,072,392
	Chemicals — 4.3%
87,900	Albemarle Corp.	3,370,965
50,200	Ashland, Inc.	2,906,580
52,900	PPG Industries, Inc.	3,062,910
39,000	Sigma-Aldrich Corp.	2,468,310
		11,808,765
	Commercial Banks — 6.7%
45,200	Cullen/Frost Bankers, Inc.	2,426,336
47,200	M&T Bank Corp.	5,147,160
165,500	North Fork Bancorp, Inc.	4,528,080
92,000	TCF Financial Corp.	2,496,880
53,400	Wilmington Trust Corp.	2,077,794
20,400	Zions Bancorp (m)	1,541,424
		18,217,674
	Commercial Services & Supplies — 1.8%
61,000	Pitney Bowes, Inc.	2,577,250
62,500	Republic Services, Inc.	2,346,875
		4,924,125
	Computers & Peripherals — 0.8%
61,100	NCR Corp. (a)	2,073,734

SHARES	SECURITY DESCRIPTION	VALUE
	Construction Materials — 1.2%
48,400	Vulcan Materials Co.	$3,279,100
	Containers & Packaging — 1.0%
69,500	Ball Corp.	2,760,540
	Distributors — 0.8%
51,900	Genuine Parts Co.	2,279,448
	Diversified Financial Services — 0.4%
24,900	Principal Financial Group	1,181,007
	Diversified Telecommunication Services — 3.3%
63,900	Alltel Corp.	4,032,090
147,800	CenturyTel, Inc.	4,901,048
		8,933,138
	Electric Utilities — 5.1%
68,000	American Electric Power Co., Inc.	2,522,120
91,300	DPL, Inc.	2,374,713
28,700	FirstEnergy Corp. (m)	1,406,013
57,800	PG&E Corp.	2,145,536
108,300	PPL Corp.	3,184,020
115,100	Westar Energy, Inc.	2,474,650
		14,107,052
	Electrical Equipment — 2.0%
61,100	Ametek, Inc.	2,599,194
40,300	Cooper Industries Ltd. (Bermuda), Class A	2,941,900
		5,541,094
	Electronic Equipment & Instruments — 0.7%
41,200	Amphenol Corp., Class A	1,823,512
	Food Products — 1.9%
61,950	Dean Foods Co. (a)	2,333,037
162,900	Del Monte Foods Co.	1,699,047
32,000	Hormel Foods Corp.	1,045,760
		5,077,844

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio6

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Gas Utilities — 1.7%
76,200	AGL Resources, Inc.	$2,652,522
92,600	UGI Corp.	1,907,560
		4,560,082
	Health Care Providers & Services — 3.7%
92,150	Coventry Health Care, Inc. (a)	5,248,864
14,300	Henry Schein, Inc. (a)	624,052
57,100	Manor Care, Inc.	2,270,867
39,700	Quest Diagnostics, Inc.	2,043,756
		10,187,539
	Hotels, Restaurants & Leisure — 3.5%
115,700	Applebee's International, Inc.	2,613,663
156,400	Hilton Hotels Corp.	3,770,804
80,200	Outback Steakhouse, Inc.	3,337,122
		9,721,589
	Household Durables — 0.9%
32,000	Fortune Brands, Inc.	2,496,640
	Household Products — 1.3%
60,400	Clorox Co.	3,436,156
	Industrial Conglomerates — 1.1%
43,100	Carlisle Cos., Inc.	2,980,365
	Insurance — 7.3%
142,600	Assurant, Inc.	6,201,674
58,263	Cincinnati Financial Corp.	2,603,191
67,400	Genworth Financial, Inc., Class A	2,330,692
69,000	IPC Holdings Ltd. (Bermuda)	1,889,220
159,650	Old Republic International Corp.	4,192,409
50,500	Safeco Corp.	2,853,250
		20,070,436
	IT Services — 0.9%
40,400	Affiliated Computer Services, Inc., Class A (a)	2,390,872

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — 1.4%
62,000	Crane Co.	$2,186,740
23,600	Harsco Corp.	1,593,236
		3,779,976
	Media — 4.9%
73,200	Cablevision Systems Corp. New York Group, Class A (a)	1,718,004
96,100	Clear Channel Outdoor Holdings, Inc. Class A (a)	1,926,805
88,000	Dex Media, Inc.	2,383,920
40,700	Gannett Co., Inc.	2,465,199
62,500	Interactive Data Corp. (a)	1,419,375
29,300	Knight Ridder, Inc.	1,854,690
2,330	Washington Post Co. (The), Class B	1,782,450
		13,550,443
	Multi-Utilities — 2.5%
65,200	Energen Corp.	2,368,064
82,200	Energy East Corp.	1,874,160
63,400	SCANA Corp.	2,496,692
		6,738,916
	Multiline Retail — 2.1%
83,900	Family Dollar Stores, Inc.	2,079,881
36,537	Federated Department Stores, Inc.	2,423,499
62,900	Tuesday Morning Corp.	1,315,868
		5,819,248
	Oil, Gas & Consumable Fuels — 6.8%
64,200	Burlington Resources, Inc.	5,534,040
79,400	Devon Energy Corp.	4,965,676
49,000	Kinder Morgan, Inc.	4,505,550
30,572	Marathon Oil Corp.	1,863,975
31,700	Pioneer Natural Resources Co.	1,625,259
		18,494,500
	Paper & Forest Products — 0.8%
81,300	MeadWestvaco Corp.	2,278,839
	Personal Products — 0.9%
69,900	Estee Lauder Cos., Inc. (The), Class A	2,340,252

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio7

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Pharmaceuticals — 0.7%
36,000	Omnicare, Inc.	$2,059,920
	Real Estate — 3.8%
88,100	Brookfield Properties Co. (Canada) REIT	2,591,902
44,200	Forest City Enterprises, Inc., Class A REIT	1,676,506
36,000	iStar Financial, Inc. Class A REIT	1,283,400
50,080	Rayonier, Inc., REIT	1,995,688
35,700	Vornado Realty Trust REIT	2,979,879
		10,527,375
	Road & Rail — 0.5%
32,400	Norfolk Southern Corp.	1,452,492
	Software — 1.1%
104,000	Computer Associates International, Inc.	2,931,760
	Specialty Retail — 6.1%
104,500	Autonation, Inc. (a)	2,270,785
51,100	AutoZone, Inc. (a)	4,688,425
126,100	Limited Brands, Inc., Class A	2,818,335
56,800	Sherwin-Williams Co. (The)	2,579,855
42,400	Tiffany & Co.	1,623,496
113,400	TJX Cos., Inc.	2,634,282
		16,615,178
	Textiles, Apparel & Luxury Goods — 3.4%
59,500	Columbia Sportswear Co. (a)	2,839,935
116,900	V.F. Corp.	6,469,246
		9,309,181
	Thrifts & Mortgage Finance — 3.5%
65,700	Golden West Financial Corp.	4,336,200
46,500	MGIC Investment Corp.	3,060,630
47,200	Webster Financial Corp.	2,213,680
		9,610,510
	Trading Companies & Distributors — 0.7%
51,800	Hughes Supply, Inc.	1,857,030

SHARES	SECURITY DESCRIPTION	VALUE
	Wireless Telecommunication Services — 0.8%
62,900	Telephone & Data Systems, Inc.	$2,176,969
	Total Common Stocks (Cost $233,531,194)	259,642,050
Short-Term Investment — 5.9%
	Investment Company — 5.9%
16,189,459	JPMorgan Prime Money Market Fund (b) (m) (Cost $16,189,459)	16,189,459
	Total Investments — 100.8% (Cost $249,720,653)	$275,831,509
	Liabilities in Excess of Other Assets — (0.8%)	(2,211,334)
	NET ASSETS — 100.0%	$273,620,175

Percentages indicated are based on net assets.

Abbreviations:

(a)  — Non-income producing security.

(b)  — Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)  — All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

REIT  — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio8

JPMorgan Mid Cap Value Portfolio

STATEMENT OF ASSETS
AND LIABILITIES   AS OF DECEMBER 31, 2005

ASSETS
Investments in non-affiliates, at value	$259,642,050
Investments in affiliates, at value	16,189,459
Total Investments securities, at value	275,831,509
Cash	39,757
Receivables:
Investment securities sold	16,313
Portfolio shares sold	440,994
Interest and dividends	521,518
Total Assets	276,850,091
LIABILITIES
Payables:
Investment securities purchased	2,806,712
Portfolio shares redeemed	139,947
Accrued liabilities:
Investment advisory fees	162,543
Administration fees	54,029
Custodian and accounting fees	8,120
Trustees' fees	300
Other	58,265
Total Liabilities	3,229,916
NET ASSETS	$273,620,175
NET ASSETS
Paid in capital	$240,042,950
Accumulated undistributed (distributions in excess of) net investment income	1,701,469
Accumulated net realized gains (losses) from investments	5,764,900
Net unrealized appreciation (depreciation) from investments	26,110,856
Net Assets	$273,620,175
Shares of beneficial interest outstanding:	9,829,197
Net Asset Value, offering and redemption price per share (unlimited amount authorized, no par value)	$27.84
Cost of investments	$249,720,653

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio9

JPMorgan Mid Cap Value Portfolio

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income	$3,534,532
Dividend income from affiliates (a)	290,641
Foreign taxes withheld	(7,612)
Total investment income	3,817,561
EXPENSES
Investment advisory fees	1,480,727
Administration fees	952,255
Custodian and accounting fees	61,428
Professional fees	67,455
Trustees' fees	9,823
Printing and mailing costs	34,132
Transfer agent fees	9,622
Other	44,604
Total expenses	2,660,046
Less amounts waived	(528,826)
Less earnings credits	(15,891)
Net expenses	2,115,329
Net investment income (loss)	1,702,232
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	6,119,788
Change in net unrealized appreciation (depreciation) of:
Investments	11,013,578
Net realized/unrealized gains (losses)	17,133,366
Change in net assets resulting from operations	$18,835,598
(a) Includes reimbursements of investment advisory and administration fees	$15,684

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio10

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$1,702,232	$362,172
Net realized gain (loss) on investments	6,119,788	2,269,801
Change in net unrealized appreciation (depreciation) of investments	11,013,578	10,657,839
Change in net assets resulting from operations	18,835,598	13,289,812
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(346,957)	(127,164)
From net realized gains	(2,565,198)	(218,842)
Total distributions to shareholders	(2,912,155)	(346,006)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS
Proceeds from shares issued	164,649,734	93,037,981
Dividends reinvested	2,912,155	346,004
Cost of shares redeemed	(30,009,012)	(15,549,008)
Change in net assets from capital transactions	137,552,877	77,834,977
NET ASSETS
Change in net assets	153,476,320	90,778,783
Beginning of period	120,143,855	29,365,072
End of period	$273,620,175	$120,143,855
Accumulated undistributed (distributions in excess of) net investment income	$1,701,469	$346,985
SHARE TRANSACTIONS
Issued	6,197,902	3,940,323
Reinvested	115,243	15,488
Redeemed	(1,118,248)	(681,864)
Change in shares	5,194,897	3,273,947

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio11

JPMorgan Mid Cap Value Portfolio

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				September 28, 2001(b) through
	2005	2004	2003	2002	December 31, 2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$25.92	$21.59	$16.72	$16.69	$15.00
Investment operations:
Net investment income (loss)	0.15	0.08 (a)	0.09 (a)	0.12 (a)	0.02	(a)
Net realized and unrealized gains(losses) on investments	2.19	4.44	4.85	0.03	1.67
Total from investment operations	2.34	4.52	4.94	0.15	1.69
Less distributions:
Net investment income	(0.05)	(0.07)	(0.07)	(0.01)	—
Net realized gains	(0.37)	(0.12)	—	(0.11)	—
Total distributions	(0.42)	(0.19)	(0.07)	(0.12)	—
Net asset value, end of period	$27.84	$25.92	$21.59	$16.72	$16.69
Total return (c)	9.21%	21.06%	29.63%	0.82%	11.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$273,620	$120,144	$29,365	$10,145	$2,655
Ratios to average net assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Net investment income (loss)	0.80%	0.63%	0.76%	0.72%	0.46	%(d)
Expenses without waivers, reimbursements and earnings credits	1.26%	1.25%	1.58%	2.69%	10.62	%(d)
Portfolio turnover rate (c)	46%	51%	45%	72%	21%

  (a)  Net investment income based on average shares outstanding.

  (b)  Commencement of operations.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Mid Cap Value Portfolio12

JPMorgan Mid Cap Value Portfolio

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

JPMorgan Mid Cap Value Portfolio13

JPMorgan Mid Cap Value Portfolio

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of December 31, 2005.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distribution received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio's adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the

JPMorgan Mid Cap Value Portfolio14

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
$791	$(791)	$—

The reclassifications for the Portfolio relate primarily to the character for tax purposes of distributions from investments in REITs and distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administrative Services Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Portfolio's Administrator subject to the same fee agreements.

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.E.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. The Distributor receives no compensations in its capacity as the Portfolio's underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Portfolio's exclusive

JPMorgan Mid Cap Value Portfolio15

JPMorgan Mid Cap Value Portfolio

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

(CONTINUED)

underwriter. JPMFD received no compensation in its capacity as the Portfolio's underwriter.

D. Custodian and Accounting Fees — JPMCB provides the Portfolio custody and accounting services. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. The Administrator is responsible for the compensation for such services pursuant to the Administrative Services Agreement.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio's average daily net assets. In addition, the Advisor and the Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the year ended December 31, 2005. The contractual expense limitation percentage of 1.25% is in place until at least April 30, 2006.

For the year ended December 31, 2005, the Administrator voluntarily waived $528,826. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S Government)	Sales (excluding U.S. Government)
$219,337,537	$93,763,720

JPMorgan Mid Cap Value Portfolio16

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
$250,830,504	$31,335,150	$(6,334,145)	$25,001,005

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$1,867,184	$1,044,971	$2,912,155

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$290,414	$55,592	$346,006

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income	Current distributable long-term capital gain or tax basis capital loss carryover	Unrealized appreciation (depreciation)
$5,076,110	$3,500,110	$25,001,005

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals.

JPMorgan Mid Cap Value Portfolio17

JPMorgan Mid Cap Value Portfolio

NOTES TO FINANCIAL
STATEMENTS (CONTINUED)

6. Borrowings

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Portfolio was allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Portfolio to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Fund Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement was terminated as of February 18, 2005.

As of December 31, 2005, the Portfolio had no outstanding borrowings.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Events

Effective May 1, 2006, the Portfolio will no longer accept any new purchases. This means that the Portfolio will discontinue accepting purchase orders from the separate accounts of the insurance companies that currently offer the Portfolio within their variable annuity contracts and variable life insurance policies or from any qualified pension and retirement plans or accounts. The only exception to the closure of the Portfolio is that dividends and capital gains distributions which are automatically reinvested in Portfolio shares will continue to be reinvested.

JPMorgan Mid Cap Value Portfolio18

JPMorgan Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 28, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMorgan Mid Cap Value Portfolio19

JPMorgan Mid Cap Value Portfolio

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	13	None

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	13	None

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	13	None

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	13	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle(2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	13	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes 4 investment companies.

  (2)  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMorgan Mid Cap Value Portfolio20

ANNUAL REPORT DECEMBER 31

2005

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963),Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2004. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMorgan Mid Cap Value Portfolio21

JPMorgan Mid Cap Value Portfolio

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMorgan Mid Cap Value Portfolio22

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Actual	$1,000.00	$1,038.80	$5.14	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%

JPMorgan Mid Cap Value Portfolio23

JPMorgan Mid Cap Value Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees met in person in December 2005 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of funds in the Portfolio's peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. The Trustees also requested and obtained additional information from the Portfolio's management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.  comparative performance information;

2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;

3.  payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.  comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.  the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;

7.  portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;

8.  fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;

JPMorgan Mid Cap Value Portfolio24

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

9.  fees charged by the Adviser to other clients with similar investment objectives;

10.  the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the integration of the infrastructure supporting the Portfolio. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing

JPMorgan Mid Cap Value Portfolio25

JPMorgan Mid Cap Value Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees

JPMorgan Mid Cap Value Portfolio26

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the Mid Cap Value Portfolio was below the Universe Group median for the one year time period but above the Universe Group median for the three year time period. The Trustees noted the cyclical nature of the strategy and the better long-term performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Adviser as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Mid Cap Value Portfolio's contractual advisory fee was in the first quintile of the Portfolio's Peer Group. They also noted that although the net advisory fee rate was higher than the Portfolio's Universe Group median, the total expenses were within a reasonable range of the median of the Portfolio's Universe Group, and they concluded that the advisory fee was reasonable.

JPMorgan Mid Cap Value Portfolio27

JPMorgan Mid Cap Value Portfolio

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Dividends Received Deductions (DRD)

96% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

The Portfolio hereby designates $1,044,971 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2005.

JPMorgan Mid Cap Value Portfolio28

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most current 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31, each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

PRSRT STD
U.S. POSTAGE
PAID
PERMIT 2891
KANSAS CITY, MO

© J.P. Morgan Chase & Co., 2005 All rights reserved. February 2006.

AN-MCVP-1205

ANNUAL REPORT DECEMBER 31, 2005

J.P. Morgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President's Letter	1

JPMorgan Small Company Portfolio Portfolio Commentary	3

Schedule of Portfolio Investments	6

Financial Statements	18

Financial Highlights	21

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	28

Trustees	29

Officers	30

Schedule of Shareholder Expenses	32

Board Approval of Investment Advisory Agreement	33

Tax Letter	37

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets somewhat mixed

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1 800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Small Company Portfolio

PRESIDENT'S LETTER JANUARY 10, 2006

(Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Small Company Portfolio. Inside, you'll find information detailing the performance of the Fund for the 12 months ended December 31, 2005, along with a report from the portfolio manager.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to ward off inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by hurricanes Katrina, Rita and Wilma, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the Commerce Department, another gain cannot be ruled out.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% during the 12-month period ended December 31, 2005. While there were hopes for another strong rally in the fourth quarter of the year — similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively — this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the 12-month period, mid-capitalization stocks generated significant returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts over the period, as the Russell 1000 Index and Russell 2000 Index returned 6.12% and 4.55%, respectively.

Outlook

As we begin the new year, the outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach to investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust

"The U.S. equity market overcame several challenges during the reporting period..."

JPMorgan
Small Company Portfolio

CONTINUED

(Unaudited)

you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMorgan Small Company Portfolio2

JPMorgan
Small Company Portfolio

AS OF DECEMBER 31, 2005  (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	1/3/95
Fiscal Year End	December 31
Net Assets as of 12/31/2005	$86,926,080
Primary Benchmark	Russell 2000 Index

Q.  HOW DID THE PORTFOLIO PERFORM?

A.  The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks,* returned 3.42% over the twelve months ended December 31, 2005, compared to 4.55% return of the Russell 2000 Index over the same period.

Q.  WHY DID THE PORTFOLIO PERFORM IN THIS WAY?

A.  Stock selection in the industrial cyclical and utility sectors positively impacted performance. Among the top contributors were Dobson Communications Corp., an Oklahoma-based provider of wireless communication services, and GUESS? Inc., an apparel retailer. Dobson Communications' shares benefited from positive earnings guidance due to increased revenue. Dobson also initiated discussions with Cingular, the largest U.S. cell phone provider, aimed at setting up a roaming agreement. In December, the company agreed to buy the Cellular One brand from Alltel Corp., a telecommunications company, for $1.3 million. GUESS?'s shares increased after the company reported record revenues throughout the year, driven by performance in its European business.

Alternatively, stock selection in the finance and pharmaceutical sectors detracted from results. At the security level, a top detractor was R&G Financial Corporation, a diversified financial services company. R&G Financial restated its earnings for 2004 in April. In addition, the company's shares fell in sync with other major Puerto Rico lenders after the island's largest residential mortgage lender disclosed that the SEC had changed an informal accounting probe into a formal one, which fueled investor concerns that its accounting woes would worsen. Another major detractor was Cypress Biosciences Inc., a biotechnology company. The company's shares fell at the end of September after the company and its drug development partner Forest Laboratories Inc. announced that early data from a Phase III clinical trial showed the drug milnacipran was statistically ineffective in treating fibromyalgia, a condition that causes chronic muscle pain and stiffness. Despite the setback, Forest Laboratories and Cypress Biosciences stated that they will continue to pursue two additional Phase III clinical trials for the drug, but admitted their plan could change in the near future.

Q.  HOW WAS THE PORTFOLIO MANAGED?

A.  The portfolio managers strive to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we weight sectors in the Portfolio within +/-1% of the sector weights of the benchmark. We have found that minimizing sector bets is one of the most effective ways of reducing residual risk from a portfolio without reducing the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Portfolio are limited to +/-1% of the stock's weight in the Russell 2000 Index.

  *  The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMORGAN SMALL COMPANY PORTFOLIO3

JPMorgan
Small Company Portfolio

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS

OF THE PORTFOLIO*

Applied Industrial Technologies, Inc.	1.1%
Houston Exploration Co.	0.9%
Kilroy Realty Corp. REIT	0.9%
Aaron Rents, Inc.	0.9%
Universal Forest Products, Inc.	0.8%
Mid-America Apartment Communities, Inc. REIT	0.8%
Moog, Inc., Class A	0.8%
Delphi Financial Group, Inc.	0.7%
Commercial Metals Co.	0.7%
Zenith National Insurance Corp.	0.7%

  *  Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMORGAN SMALL COMPANY PORTFOLIO4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEAR
SMALL COMPANY PORTFOLIO	3.42%	5.20%	8.81%

TEN-YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Small Company Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, S&P Small Cap 600 Index, Russell 2000 Index, and Lipper Variable Annuity Small Company Funds Average from December 31, 1995 to December 31, 2005. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The S&P Small Cap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. In the past, the Portfolio has compared its performance to the S&P Small Cap 600 Index but will now compare its performance to the Russell 2000 Index. The adviser believes that the Russell 2000 Index is more appropriate since it more accurately reflects the Portfolio's investment strategy. The Lipper Variable Annuity Small Company Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

JPMORGAN SMALL COMPANY PORTFOLIO5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 96.8%
	Common Stocks — 96.8%
	Aerospace & Defense — 2.3%
2,100	AAR Corp. (a) (m)	$50,295
3,100	Armor Holdings, Inc. (a)	132,215
8,200	Aviall, Inc. (a)	236,160
5,400	BE Aerospace, Inc. (a)	118,800
1,000	Ceradyne, Inc. (a)	43,800
900	Curtiss-Wright Corp.	49,140
8,600	Esterline Technologies Corp. (a)	319,834
3,500	Heico Corp.	90,580
2,300	Hexcel Corp. (a)	41,515
4,500	Kaman Corp., Class A	88,605
24,000	Moog, Inc., Class A (a)	681,120
2,700	Orbital Sciences Corp. (a)	34,668
1,300	Triumph Group, Inc. (a)	47,593
1,100	United Industrial Corp.	45,507
		1,979,832
	Air Freight & Logistics — 0.1%
2,900	Hub Group, Inc., Class A (a)	102,515
	Airlines — 1.5%
8,100	Alaska Air Group, Inc. (a)	289,332
19,100	Continental Airlines, Inc., Class B (a)	406,830
18,900	ExpressJet Holdings, Inc. (a)	152,901
11,300	Mesa Air Group, Inc. (a)	118,198
9,600	Pinnacle Airlines Corp. (a)	64,032
9,300	Skywest, Inc.	249,798
		1,281,091
	Auto Components — 0.5%
2,900	American Axle & Manufacturing Holdings, Inc.	53,157
5,200	ArvinMeritor, Inc.	74,828
1,400	Sauer-Danfoss, Inc.	26,334
13,100	Tenneco Automotive, Inc. (a)	256,891
		411,210
	Automobiles — 0.5%
6,200	Fleetwood Enterprises, Inc. (a)	76,570
7,700	Thor Industries, Inc.	308,539
1,100	Winnebago Industries, Inc.	36,608
		421,717

SHARES	SECURITY DESCRIPTION	VALUE
	Biotechnology — 3.2%
3,400	Abgenix, Inc. (a)	$73,134
9,300	Alexion Pharmaceuticals, Inc. (a)	188,325
6,500	Alkermes, Inc. (a)	124,280
4,900	Amylin Pharmaceuticals, Inc. (a)	195,608
3,800	Applera Corp. - Celera Genomics Group (a)	41,648
4,900	Cell Genesys, Inc. (a)	29,057
8,800	Cubist Pharmaceuticals, Inc. (a)	187,000
2,400	CV Therapeutics, Inc. (a)	59,352
3,100	Diversa Corp. (a)	14,880
11,500	Encysive Pharmaceuticals, Inc. (a)	90,735
1,100	Exelixis, Inc. (a)	10,362
6,800	Genelabs Technologies, Inc. (a)	12,580
4,500	GTx, Inc. (a)	34,020
2,600	ICOS Corp. (a)	71,838
7,800	Incyte Corp. (a)	41,652
7,000	InterMune, Inc. (a)	117,600
6,700	Lifecell Corp. (a)	127,769
3,200	Martek Biosciences Corp. (a)	78,752
8,200	Medarex, Inc. (a)	113,570
7,400	Myogen, Inc. (a)	223,184
7,400	Myriad Genetics, Inc. (a)	153,920
6,500	Nektar Therapeutics (a)	106,990
4,200	Panacos Pharmaceuticals, Inc. (a)	29,106
6,400	Renovis, Inc. (a)	97,920
5,900	Seattle Genetics, Inc. (a)	27,848
4,700	Telik, Inc. (a)	79,853
3,000	United Therapeutics Corp. (a)	207,360
7,000	Vertex Pharmaceuticals, Inc. (a)	193,690
4,800	Viropharma, Inc. (a)	89,040
		2,821,073
	Building Products — 1.9%
3,300	ElkCorp	111,078
1,800	Griffon Corp. (a)	42,858
13,400	Jacuzzi Brands, Inc. (a)	112,560
15,400	Lennox International, Inc.	434,280
5,000	NCI Building Systems, Inc. (a)	212,400
13,000	Universal Forest Products, Inc.	718,250
		1,631,426

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO6

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Capital Markets — 0.6%
11,900	Knight Capital Group, Inc., Class A (a)	$117,691
2,300	National Financial Partners Corp.	120,865
13,281	Technology Investment Capital Corp.	200,543
3,700	Waddell & Reed Financial, Inc.	77,589
		516,688
	Chemicals — 1.3%
8,100	FMC Corp. (a)	430,677
2,700	Georgia Gulf Corp.	82,134
900	H.B. Fuller Co.	28,863
2,900	Headwaters, Inc. (a)	102,776
8,900	Hercules, Inc. (a)	100,570
2,700	Kronos Worldwide, Inc.	78,327
3,100	NewMarket Corp. (a)	75,826
13,800	PolyOne Corp. (a)	88,734
4,100	Terra Industries, Inc. (a)	22,960
10,700	W.R. Grace & Co. (a)	100,580
5,600	Wellman, Inc.	37,968
		1,149,415
	Commercial Banks — 6.1%
3,500	Amcore Financial, Inc.	106,435
600	AmericanWest Bancorp (a)	14,178
1,420	Ameris Bancorp	28,173
600	Associated Banc-Corp.	19,530
300	BancFirst Corp.	23,700
8,200	Bank of the Ozarks, Inc.	302,580
900	Capital Corp. of the West	29,205
200	Capital Crossing Bank (a)	6,680
2,800	Capitol Bancorp Ltd.	104,832
1,800	Cardinal Financial Corp.	19,800
1,400	Center Financial Corp.	35,224
4,000	Central Pacific Financial Corp.	143,680
1,790	Chemical Financial Corp.	56,850
2,400	City Holding Co.	86,280
2,600	Columbia Banking System, Inc.	74,230
8,200	Community Bank System, Inc.	184,910
1,740	Community Trust Bancorp, Inc.	53,505
400	Enterprise Financial Services Corp. (a)	9,072

SHARES	SECURITY DESCRIPTION	VALUE
	Commercial Banks — Continued
9,800	EuroBancshares, Inc. (a)	$138,866
11,900	First Bancorp	147,679
200	First Regional Bancorp/ Los Angeles (a)	13,510
2,600	First Republic Bank	96,226
7,700	First State Bancorp, Inc.	184,723
300	FNB Corp.	9,201
2,175	Glacier Bancorp, Inc.	65,359
7,400	Gold Banc Corp., Inc.	134,828
4,200	Greater Bay Bancorp	107,604
5,600	Hanmi Financial Corp.	100,016
8,575	IBERIABANK Corp.	437,411
5,455	Independent Bank Corp. / Michigan	148,540
9,800	Irwin Financial Corp.	209,916
575	Macatawa Bank Corp.	20,918
1,400	MB Financial, Inc.	49,560
2,520	Mercantile Bank Corp.	97,020
2,700	Nara Bancorp, Inc.	48,006
4,570	Oriental Financial Group, Inc.	56,485
3,600	Pacific Capital Bancorp	128,088
1,100	Peoples Bancorp, Inc.	31,383
600	Premierwest Bancorp	8,400
9,100	PrivateBancorp, Inc.	323,687
8,470	Republic Bancorp, Inc.	100,793
420	Republic Bancorp, Inc., Class A	9,009
700	Santander Bancorp	17,584
300	Sierra Bancorp	6,837
1,000	Simmons First National Corp., Class A	27,700
800	Southwest Bancorp, Inc.	16,000
1,722	Sterling Bancorp	33,975
12,300	Sterling Bancshares, Inc.	189,912
11,600	Summit Bancshares, Inc./Texas	208,568
1,085	Sun Bancorp, Inc./New Jersey (a)	21,429
500	Taylor Capital Group, Inc.	20,200
1,400	TD Banknorth, Inc.	40,670
1,000	TriCo Bancshares	23,390
2,000	Umpqua Holdings Corp.	57,060
6,000	West Coast Bancorp	158,700
6,100	Westamerica Bancorp	323,727
500	Western Sierra Bancorp (a)	18,195
3,800	Wilshire Bancorp, Inc.	65,322
1,500	Wintrust Financial Corp.	82,350
		5,277,711

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Commercial Services & Supplies — 2.7%
11,900	Angelica Corp.	$196,826
1,100	Banta Corp.	54,780
600	Clean Harbors, Inc. (a)	17,286
2,000	Coinstar, Inc. (a)	45,660
5,600	Corinthian Colleges, Inc. (a)	65,968
500	CRA International, Inc. (a)	23,845
2,400	DiamondCluster International, Inc. (a)	19,056
3,800	Duratek, Inc. (a)	56,734
2,100	Escala Group, Inc. (a)	42,588
3,400	Geo Group, Inc. (The) (a)	77,962
600	Gevity HR, Inc.	15,432
4,100	Heidrick & Struggles International, Inc. (a)	131,405
3,400	Hudson Highland Group, Inc. (a)	59,024
30,200	IKON Office Solutions, Inc.	314,382
2,900	Interpool, Inc.	54,752
3,800	John H. Harland Co.	142,880
2,500	Kforce, Inc. (a)	27,900
1,900	Korn/Ferry International (a)	35,511
7,600	Labor Ready, Inc. (a)	158,232
5,800	Navigant Consulting, Inc. (a)	127,484
2,100	Pre-Paid Legal Services, Inc.	80,241
3,100	SOURCECORP, Inc. (a)	74,338
5,000	Spherion Corp. (a)	50,050
11,800	TeleTech Holdings, Inc. (a)	142,190
2,700	Tetra Tech, Inc. (a)	42,309
5,000	United Rentals, Inc. (a)	116,950
3,000	United Stationers, Inc. (a)	145,500
500	Vertrue, Inc. (a)	17,665
1,400	Waste Connections, Inc. (a)	48,244
		2,385,194
	Communications Equipment — 2.7%
15,000	3Com Corp. (a)	54,000
3,900	Ariba, Inc. (a)	28,665
11,900	Arris Group, Inc. (a)	112,693
1,600	Audiovox Corp. (a)	22,176
5,000	Avocent Corp. (a)	135,950
1,900	Bel Fuse, Inc., Class B	60,420
3,300	Black Box Corp.	156,354
3,300	C-COR, Inc. (a)	16,038
27,500	Ciena Corp.(a)	81,675

SHARES	SECURITY DESCRIPTION	VALUE
	Communications Equipment — Continued
6,200	CommScope, Inc. (a)	$124,806
1,300	Comtech Telecommunications Corp. (a)	39,702
2,400	Ditech Communications Corp. (a)	20,040
2,700	Echelon Corp. (a)	21,141
7,800	Extreme Networks, Inc. (a)	37,050
3,300	Finisar Corp. (a)	6,864
6,700	Foundry Networks, Inc. (a)	92,527
6,400	Glenayre Technologies, Inc. (a)	20,800
4,400	Harmonic, Inc. (a)	21,340
11,900	Inter-Tel, Inc.	232,883
1,000	Interdigital Communications Corp. (a)	18,320
8,500	MRV Communications, Inc. (a)	17,425
3,700	Netgear, Inc. (a)	71,225
9,400	Plantronics, Inc.	266,020
1,700	Polycom, Inc. (a)	26,010
11,700	Powerwave Technologies, Inc. (a)	147,069
3,200	Redback Networks, Inc. (a)	44,992
4,500	SafeNet, Inc. (a)	144,990
3,200	Sonus Networks, Inc. (a)	11,904
12,200	Symmetricom, Inc. (a)	103,334
5,200	Tekelec (a)	72,280
5,700	Terayon Communication Systems, Inc. (a)	13,167
7,200	Utstarcom, Inc. (a)	58,032
7,500	Westell Technologies, Inc., Class A (a)	33,750
		2,313,642
	Computers & Peripherals — 1.7%
8,100	Adaptec, Inc. (a)	47,142
3,800	Advanced Digital Information Corp. (a)	37,202
23,300	Brocade Communications Systems, Inc. (a)	94,831
3,100	Dot Hill Systems Corp. (a)	21,483
1,100	Electronics for Imaging, Inc. (a)	29,271
8,500	Gateway, Inc. (a)	21,335
6,100	Hutchinson Technology, Inc. (a)	173,545
3,100	Hypercom Corp. (a)	19,809
5,500	Imation Corp.	253,385
3,800	Intergraph Corp. (a)	189,278

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO8

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Computers & Peripherals — Continued
6,000	Komag, Inc. (a)	$207,960
18,700	Maxtor Corp. (a)	129,778
1,900	Palm, Inc. (a)	60,420
11,500	Quantum Corp. (a)	35,075
700	Stratasys, Inc. (a)	17,507
2,600	Synaptics, Inc. (a)	64,272
2,000	UNOVA, Inc. (a)	67,600
		1,469,893
	Construction & Engineering — 0.4%
1,800	Mastec, Inc. (a)	18,846
4,100	Quanta Services, Inc. (a)	53,997
2,000	URS Corp. (a)	75,220
3,300	Washington Group International, Inc.	174,801
		322,864
	Construction Materials — 0.4%
1,500	Ameron International Corp.	68,370
2,600	Eagle Materials, Inc.	318,136
		386,506
	Consumer Finance — 1.3%
2,700	Advanta Corp., Class B	87,588
2,200	Asta Funding, Inc.	60,148
21,100	Cash America International, Inc.	489,309
5,300	CompuCredit Corp. (a)	203,944
1,500	First Cash Financial Services, Inc. (a)	43,740
1,400	United PanAm Financial Corp. (a)	36,218
5,800	World Acceptance Corp. (a)	165,300
		1,086,247
	Containers & Packaging — 0.4%
2,400	Greif, Inc., Class A	159,072
5,200	Silgan Holdings, Inc.	187,824
		346,896
	Distributors — 0.2%
4,000	WESCO International, Inc. (a)	170,920
	Diversified Financial Services — 0.6%
700	Encore Capital Group, Inc. (a)	12,145
1,500	eSpeed, Inc., Class A (a)	11,565
8,600	GATX Corp.	310,288
5,500	Nasdaq Stock Market, Inc. (The) (a)	193,490
		527,488

SHARES	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services — 1.2%
4,400	Broadwing Corp. (a)	$26,620
49,200	Cincinnati Bell, Inc. (a)	172,692
6,700	CT Communications, Inc.	81,338
2,900	Golden Telecom, Inc. (Russia)	75,284
39,300	Level 3 Communications, Inc. (a)	112,791
48,200	Premiere Global Services, Inc. (a)	391,866
3,200	Talk America Holdings, Inc. (a)	27,616
14,600	Time Warner Telecom, Inc., Class A (a)	143,810
		1,032,017
	Electric Utilities — 0.8%
2,700	Black Hills Corp.	93,447
12,000	El Paso Electric Co. (a)	252,480
2,000	Idacorp, Inc.	58,600
400	MGE Energy, Inc.	13,564
400	UIL Holdings Corp.	18,396
7,900	Unisource Energy Corp.	246,480
		682,967
	Electrical Equipment — 0.2%
1,000	Encore Wire Corp. (a)	22,760
5,100	Evergreen Solar, Inc. (a)	54,315
6,000	General Cable Corp. (a)	118,200
2,400	Power-One, Inc. (a)	14,448
4,100	Valence Technology, Inc. (a)	6,314
		216,037
	Electronic Equipment & Instruments — 2.2%
6,200	Aeroflex, Inc. (a)	66,650
8,900	Agilysis, Inc.	162,158
8,900	Anixter International, Inc.	348,168
6,100	Bell Microproducts, Inc. (a)	46,665
5,600	Benchmark Electronics, Inc. (a)	188,328
4,450	Brightpoint, Inc. (a)	123,398
3,300	Checkpoint Systems, Inc. (a)	81,345
6,100	CTS Corp.	67,466
1,400	Electro Scientific Industries, Inc. (a)	33,810
600	Faro Technologies, Inc. (a)	12,000
8,600	Global Imaging Systems, Inc. (a)	297,818
3,800	Itron, Inc. (a)	152,152

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Electronic Equipment & Instruments — Continued
2,500	Lexar Media, Inc. (a)	$20,525
1,300	MTS Systems Corp.	45,032
3,000	Radisys Corp. (a)	52,020
1,100	Rofin-Sinar Technologies, Inc. (a)	47,817
5,600	Sypris Solutions, Inc.	55,888
9,300	TTM Technologies, Inc. (a)	87,420
		1,888,660
	Energy Equipment & Services — 2.8%
21,100	Grey Wolf, Inc. (a)	163,103
2,000	Gulf Island Fabrication, Inc.	48,620
4,924	Hanover Compressor Co. (a)	69,478
2,500	Hydril (a)	156,500
14,300	Key Energy Services, Inc. (a)	193,050
4,600	Lone Star Technologies, Inc. (a)	237,636
900	Lufkin Industries, Inc.	44,883
2,400	NS Group, Inc. (a)	100,344
7,200	Oceaneering International, Inc. (a)	358,416
3,200	Offshore Logistics, Inc. (a)	93,440
3,100	Oil States International, Inc. (a)	98,208
13,300	Parker Drilling Co. (a)	144,039
15,300	Todco, Class A (a)	582,318
4,700	Veritas DGC, Inc. (a)	166,803
		2,456,838
	Food & Staples Retailing — 0.6%
3,200	Great Atlantic & Pacific Tea Co., Inc. (a)	101,696
1,300	Nash Finch Co.	33,124
7,000	Pantry, Inc. (The) (a)	328,930
4,000	Pathmark Stores, Inc. (a)	39,960
		503,710
	Food Products — 0.9%
10,500	Chiquita Brands International, Inc.	210,105
8,200	Corn Products International, Inc.	195,898
2,050	Flowers Foods, Inc.	56,498
1,300	J & J Snack Foods Corp.	77,233
7,900	Sanderson Farms, Inc.	241,187
		780,921

SHARES	SECURITY DESCRIPTION	VALUE
	Gas Utilities — 1.0%
4,300	New Jersey Resources Corp.	$180,127
4,300	Nicor, Inc.	169,033
3,100	Northwest Natural Gas Co.	105,958
3,500	South Jersey Industries, Inc.	101,990
7,300	Southwest Gas Corp.	192,720
4,900	WGL Holdings, Inc.	147,294
		897,122
	Health Care Equipment & Supplies — 2.7%
4,900	Align Technology, Inc. (a)	31,703
300	Analogic Corp.	14,355
3,500	Animas Corp. (a)	84,525
2,500	Arrow International, Inc.	72,475
4,000	Arthrocare Corp. (a)	168,560
400	Bio-Rad Laboratories, Inc., Class A (a)	26,176
2,600	Biosite, Inc. (a)	146,354
6,200	Conmed Corp. (a)	146,692
3,300	Diagnostic Products Corp.	160,215
18,900	Encore Medical Corp. (a)	93,555
1,300	EPIX Pharmaceuticals, Inc. (a)	5,252
1,450	Immucor, Inc. (a)	33,872
3,300	Integra LifeSciences Holdings Corp. (a)	117,018
600	Intuitive Surgical, Inc. (a)	70,362
1,400	Inverness Medical Innovations, Inc. (a)	33,194
2,200	Kyphon, Inc. (a)	89,826
4,000	Mentor Corp.	184,320
6,100	Neurometrix, Inc. (a)	166,408
1,500	Palomar Medical Technologies, Inc. (a)	52,560
4,400	PolyMedica Corp.	147,268
12,200	Steris Corp.	305,244
5,600	SurModics, Inc. (a)	207,144
		2,357,078
	Health Care Providers & Services — 3.9%
4,200	Alderwoods Group, Inc. (a)	66,654
14,900	Alliance Imaging, Inc. (a)	88,655
8,200	Andrx Corp. (a)	135,054
5,500	Apria Healthcare Group, Inc. (a)	132,605

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO10

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Health Care Providers & Services — Continued
7,800	Centene Corp. (a)	$205,062
6,300	Computer Programs & Systems, Inc.	261,009
1,100	Dendrite International, Inc. (a)	15,851
2,800	Genesis HealthCare Corp. (a)	102,256
7,100	Kindred Healthcare, Inc. (a)	182,896
4,300	LCA Vision, Inc.	204,293
8,500	Owens & Minor, Inc.	234,005
5,500	Pediatrix Medical Group, Inc. (a)	487,135
10,600	Per-Se Technologies, Inc. (a)	247,616
13,900	PSS World Medical, Inc. (a)	206,276
4,500	Res-Care, Inc. (a)	78,165
4,000	Symbion, Inc. (a)	92,000
7,800	Trizetto Group (a)	132,522
9,350	United Surgical Partners International, Inc. (a)	300,602
7,400	Ventiv Health, Inc. (a)	174,788
		3,347,444
	Hotels, Restaurants & Leisure — 1.6%
7,900	Ameristar Casinos, Inc.	179,330
10,500	CKE Restaurants, Inc.	141,855
5,800	Domino's Pizza, Inc.	140,360
3,300	Jack in the Box, Inc. (a)	115,269
14,100	Landry's Restaurants, Inc.	376,611
5,300	Multimedia Games, Inc. (a)	49,025
2,300	O'Charley's, Inc. (a)	35,673
2,800	Rare Hospitality International, Inc. (a)	85,092
9,900	Ruby Tuesday, Inc.	256,311
2,500	Ryan's Restaurant Group, Inc. (a)	30,150
		1,409,676
	Household Durables — 1.1%
67	CSS Industries, Inc.	2,059
4,000	Jarden Corp. (a)	120,600
5,500	Levitt Corp., Class A	125,070
3,200	Stanley Furniture Co., Inc.	74,176
11,600	Technical Olympic USA, Inc.	244,644
11,600	Tupperware Brands Corp.	259,840
6,400	WCI Communities, Inc. (a)	171,840
		998,229

SHARES	SECURITY DESCRIPTION	VALUE
	Industrial Conglomerates — 0.4%
6,500	Walter Industries, Inc.	$323,180
	Insurance — 2.9%
1,700	American Physicians Capital, Inc. (a)	77,843
3,900	Argonaut Group, Inc. (a)	127,803
14,000	Delphi Financial Group, Inc.	644,140
4,000	Direct General Corp.	67,600
3,300	LandAmerica Financial Group, Inc.	205,920
2,200	Midland Co. (The)	79,288
200	Navigators Group, Inc. (a)	8,722
22,700	PMA Capital Corp., Class A (a)	207,251
1,800	Safety Insurance Group, Inc.	72,666
3,200	Selective Insurance Group	169,920
3,700	Stewart Information Services Corp.	180,079
1,300	United Fire & Casualty Co.	52,559
12,900	Zenith National Insurance Corp.	594,948
		2,488,739
	Internet & Catalog Retail — 0.3%
2,200	GSI Commerce, Inc. (a)	33,198
4,600	Insight Enterprises, Inc. (a)	90,206
3,500	Netflix, Inc. (a)	94,710
1,300	Nutri/Systems, Inc. (a)	46,826
		264,940
	Internet Software & Services — 2.4%
200	aQuantive, Inc. (a)	5,048
6,200	AsiaInfo Holdings, Inc. (a)	24,676
2,100	Blue Coat Systems, Inc. (a)	96,012
900	Click Commerce, Inc. (a)	18,918
35,500	CMGI, Inc. (a)	53,960
13,000	CNET Networks, Inc. (a)	190,970
2,700	Digital Insight Corp. (a)	86,454
3,100	Digital River, Inc. (a)	92,194
11,800	Digitas, Inc. (a)	147,736
21,400	EarthLink, Inc. (a)	237,754
1,800	Equinix, Inc. (a)	73,368
5,200	Infospace, Inc. (a)	134,264
5,300	Internet Security Systems, Inc. (a)	111,035
700	Interwoven, Inc. (a)	5,929
3,600	Ipass, Inc. (a)	23,616

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO11

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Internet Software & Services — Continued
3,300	j2 Global Communications, Inc. (a)	$141,042
4,000	Openwave Systems, Inc. (a)	69,880
4,200	RealNetworks, Inc. (a)	32,592
6,600	SupportSoft, Inc. (a)	27,852
8,100	United Online, Inc.	115,182
7,200	ValueClick, Inc. (a)	130,392
4,500	WebEx Communications, Inc. (a)	97,335
2,900	webMethods, Inc. (a)	22,359
1,800	Websense, Inc. (a)	118,152
		2,056,720
	IT Services — 1.7%
11,300	Acxiom Corp.	259,900
47,000	BearingPoint, Inc. (a)	369,420
13,000	Ciber, Inc. (a)	85,800
2,700	Covansys Corp. (a)	36,747
3,900	CSG Systems International, Inc. (a)	87,048
4,100	Euronet Worldwide, Inc. (a)	113,980
4,300	Gartner, Inc., Class A (a)	55,470
2,900	Lionbridge Technologies, Inc. (a)	20,358
4,500	Mantech International Corp., Class A (a)	125,370
8,900	Perot Systems Corp., Class A (a)	125,846
3,200	Startek, Inc.	57,600
8,300	Sykes Enterprises, Inc. (a)	110,971
3,200	Tyler Technologies, Inc. (a)	28,096
		1,476,606
	Leisure Equipment & Products — 0.6%
5,400	JAKKS Pacific, Inc. (a)	113,076
4,900	K2, Inc. (a)	49,539
3,400	MarineMax, Inc. (a)	107,338
6,000	RC2 Corp. (a)	213,120
3,000	Steinway Musical Instruments, Inc. (a)	76,530
		559,603
	Machinery — 3.7%
7,000	AGCO Corp. (a)	115,990
5,100	Astec Industries, Inc. (a)	166,566
6,000	Barnes Group, Inc.	198,000

SHARES	SECURITY DESCRIPTION	VALUE
	Machinery — Continued
5,300	Briggs & Stratton Corp.	$205,587
3,800	Cascade Corp.	178,258
7,400	Crane Co.	260,998
1,700	ESCO Technologies, Inc. (a)	75,633
5,200	Flowserve Corp. (a)	205,712
3,300	Greenbrier Cos., Inc.	93,720
1,300	Intevac, Inc. (a)	17,160
5,700	JLG Industries, Inc.	260,262
6,000	Lincoln Electric Holdings, Inc.	237,960
5,500	Manitowoc Co., Inc.	276,210
700	Middleby Corp. (a)	60,550
2,800	NACCO Industries, Inc., Class A	328,020
4,200	Reliance Steel & Aluminum Co.	256,704
800	Sun Hydraulics, Inc.	15,464
1,100	Tecumseh Products Co., Class A	25,201
2,800	Valmont Industries, Inc.	93,688
4,000	Wabash National Corp.	76,200
3,300	Watts Water Technologies, Inc., Class A	99,957
		3,247,840
	Marine — 0.1%
1,700	Kirby Corp. (a)	88,689
	Media — 1.9%
1,400	Advo, Inc.	39,452
3,300	Arbitron, Inc.	125,334
2,800	Catalina Marketing Corp.	70,980
57,500	Charter Communications, Inc., Class A (a)	70,150
3,500	Gray Television, Inc.	34,370
15,600	Lodgenet Entertainment Corp. (a)	217,464
3,000	Media General, Inc., Class A	152,100
20,900	Mediacom Communications Corp., Class A (a)	114,741
5,700	Playboy Enterprises, Inc., Class B (a)	79,173
5,200	ProQuest Co. (a)	145,132
19,400	Radio One, Inc., Class D (a)	200,790
2,000	Saga Communications, Inc., Class A (a)	21,740
4,400	Scholastic Corp. (a)	125,444
5,600	Sinclair Broadcast Group, Inc., Class A	51,520

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO12

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Media — Continued
3,300	Valassis Communications, Inc. (a)	$95,931
7,800	World Wrestling Entertainment, Inc.	114,504
		1,658,825
	Metals & Mining — 2.1%
1,800	Chaparral Steel Co. (a)	54,450
1,800	Cleveland-Cliffs, Inc.	159,426
16,800	Commercial Metals Co.	630,672
1,300	Metal Management, Inc.	30,238
3,400	NN, Inc.	36,040
2,500	Oregon Steel Mills, Inc. (a)	73,550
9,100	Quanex Corp.	454,727
6,300	Ryerson Tull, Inc.	153,216
6,100	Steel Dynamics, Inc.	216,611
		1,808,930
	Multi-Utilities — 0.5%
5,000	Avista Corp.	88,550
4,300	NorthWestern Corp.	133,601
18,700	Sierra Pacific Resources (a)	243,848
		465,999
	Oil, Gas & Consumable Fuels — 3.1%
3,200	ATP Oil & Gas Corp. (a)	118,432
1,800	Callon Petroleum Co. (a)	31,770
4,300	Cimarex Energy Co. (a)	184,943
1,800	Clayton Williams Energy, Inc. (a)	75,132
2,600	Comstock Resources, Inc. (a)	79,326
4,000	Energy Partners Ltd. (a)	87,160
4,000	Frontier Oil Corp.	150,120
1,900	Giant Industries, Inc. (a)	98,724
2,700	Gulfmark Offshore, Inc. (a)	79,974
2,100	Holly Corp.	123,627
15,600	Houston Exploration Co. (a)	823,680
3,500	KCS Energy, Inc. (a)	84,770
1,400	Penn Virginia Corp.	80,360
1,700	Remington Oil & Gas Corp. (a)	62,050
5,600	St. Mary Land & Exploration Co.	206,136
3,700	Stone Energy Corp. (a)	168,461
3,200	Swift Energy Co. (a)	144,224
1,600	World Fuel Services Corp.	53,952
		2,652,841

SHARES	SECURITY DESCRIPTION	VALUE
	Personal Products — 0.1%
800	Parlux Fragrances, Inc. (a)	$24,424
7,200	Playtex Products, Inc. (a)	98,424
		122,848
	Pharmaceuticals — 1.5%
19,000	Adolor Corp. (a)	277,400
3,500	Alpharma, Inc., Class A	99,785
10,300	AtheroGenics, Inc. (a)	206,103
63,900	AVANIR Pharmaceuticals, Class A (a)	219,816
1,900	Bentley Pharmaceuticals, Inc. (a)	31,179
24,500	Cypress Bioscience, Inc. (a)	141,610
6,400	Durect, Corp. (a)	32,448
4,500	Medicis Pharmaceutical Corp., Class A	144,225
800	Par Pharmaceutical Cos, Inc. (a)	25,072
1,400	Salix Pharmaceuticals, Ltd. (a)	24,612
6,200	Theravance, Inc. (a)	139,624
		1,341,874
	Real Estate — 7.4%
10,900	American Home Mortgage Investment Corp. REIT	355,013
10,600	Anthracite Capital, Inc. REIT	111,618
8,200	Ashford Hospitality Trust, Inc. REIT	86,018
3,000	Bluegreen Corp. REIT (a)	47,400
2,000	Boykin Lodging Co. REIT (a)	24,440
2,200	Brandywine Realty Trust REIT	61,402
4,500	Entertainment Properties Trust REIT	183,375
9,900	Equity Inns, Inc. REIT	134,145
7,000	FelCor Lodging Trust, Inc. REIT	120,470
3,100	First Potomac Realty Trust REIT (m)	82,460
4,900	Glimcher Realty Trust REIT	119,168
4,800	Impac Mortgage Holdings, Inc. REIT	45,168
21,600	Innkeepers USA Trust REIT	345,600
3,500	Jones Lang LaSalle, Inc. REIT	176,225
12,100	Kilroy Realty Corp. REIT	748,990
2,700	LaSalle Hotel Properties REIT	99,144
15,900	Lexington Corporate Properties Trust REIT	338,670
13,100	LTC Properties, Inc. REIT	275,493
23,500	Meristar Hospitality Corp. REIT (a)	220,900
10,600	MFA Mortgage Investments, Inc. REIT	60,420

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO13

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Real Estate — Continued
14,100	Mid-America Apartment Communities, Inc. REIT	$683,850
1,300	National Health Investors, Inc. REIT	33,748
3,700	Novastar Financial, Inc. REIT	104,007
9,600	Pennsylvania Real Estate Investment Trust REIT	358,656
11,600	Post Properties, Inc. REIT	463,420
13,800	RAIT Investment Trust REIT	357,696
6,700	Saul Centers, Inc. REIT	241,870
16,000	Sunstone Hotel Investors, Inc. REIT	425,120
3,400	Taubman Centers, Inc. REIT	118,150
		6,422,636
	Road & Rail — 1.7%
1,400	Amerco, Inc. (a)	100,870
2,500	Arkansas Best Corp.	109,200
6,300	Dollar Thrifty Automotive Group, Inc. (a)	227,241
800	Frozen Food Express Industries, Inc. (a)	8,824
8,200	Genesee & Wyoming, Inc., Class A (a)	307,910
1,050	Marten Transport Ltd. (a)	19,131
2,250	Old Dominion Freight Line, Inc. (a)	60,705
8,600	RailAmerica, Inc. (a)	94,514
10,400	SCS Transportation, Inc. (a)	221,000
6,600	Sirva, Inc. (a)	52,800
5,800	U.S. Xpress Enterprises, Inc., Class A (a)	100,804
1,000	USA Truck, Inc. (a)	29,130
8,400	Werner Enterprises, Inc.	165,480
		1,497,609
	Semiconductors & Semiconductor Equipment — 4.8%
2,700	Actel Corp. (a)	34,371
3,100	ADE Corp. (a) (m)	74,586
7,000	Advanced Energy Industries, Inc. (a)	82,810
10,500	AMIS Holdings, Inc. (a)	111,825
16,300	Amkor Technology, Inc. (a)	91,280
11,300	Applied Micro Circuits Corp. (a)	29,041
7,500	Asyst Technologies, Inc. (a)	42,900

SHARES	SECURITY DESCRIPTION	VALUE
	Semiconductors & Semiconductor Equipment — Continued
31,400	Atmel Corp. (a)	$97,026
1,800	ATMI, Inc. (a)	50,346
4,300	August Technology Corp. (a)	47,257
7,000	Axcelis Technologies, Inc. (a)	33,390
2,000	Brooks Automation, Inc. (a)	25,060
3,900	Cabot Microelectronics Corp. (a)	114,387
11,200	Cirrus Logic, Inc. (a)	74,816
4,100	Cohu, Inc.	93,767
36,700	Conexant Systems, Inc. (a)	82,942
6,300	Credence Systems Corp. (a)	43,848
4,400	Cymer, Inc. (a)	156,244
8,800	Cypress Semiconductor Corp. (a)	125,400
3,900	Diodes, Inc. (a)	121,095
2,600	DSP Group, Inc. (a)	65,156
7,606	Entegris, Inc. (a)	71,649
2,100	Exar Corp. (a)	26,292
4,000	Fairchild Semiconductor International, Inc. (a)	67,640
1,700	Genesis Microchip, Inc. (a)	30,753
4,680	Integrated Device Technology, Inc. (a)	61,682
3,000	Integrated Silicon Solutions, Inc. (a)	19,320
6,400	IXYS Corp. (a)	74,816
2,500	Kopin Corp. (a)	13,375
7,600	Kulicke & Soffa Industries, Inc. (a)	67,184
4,900	Lattice Semiconductor Corp. (a)	21,168
5,800	LTX Corp. (a)	26,100
6,700	Mattson Technology, Inc. (a)	67,402
8,900	Micrel, Inc. (a)	103,240
6,700	Microsemi Corp. (a)	185,322
8,100	MIPS Technologies, Inc. (a)	46,008
1,900	MKS Instruments, Inc. (a)	33,991
7,100	Omnivision Technologies, Inc. (a)	141,716
34,100	ON Semiconductor Corp. (a)	188,573
7,400	Photronics, Inc. (a)	111,444
3,600	Pixelworks, Inc. (a)	18,288
10,000	PMC-Sierra, Inc. (a)	77,100
1,800	Power Integrations, Inc. (a)	42,858
5,700	Rambus, Inc. (a)	92,283
18,900	RF Micro Devices, Inc. (a)	102,249
1,100	Semitool, Inc. (a)	11,968
4,800	Semtech Corp. (a)	87,648

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO14

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Semiconductors & Semiconductor Equipment — Continued
4,400	Sigmatel, Inc. (a)	$57,640
9,200	Silicon Image, Inc. (a)	83,260
4,000	Silicon Laboratories, Inc. (a)	146,640
6,700	Silicon Storage Technology, Inc. (a)	33,835
13,100	Skyworks Solutions, Inc. (a)	66,679
1,900	Standard Microsystems Corp. (a)	54,511
1,100	Supertex, Inc. (a)	48,675
3,000	Tessera Technologies, Inc. (a)	77,550
800	Ultratech, Inc. (a)	13,136
2,600	Varian Semiconductor Equipment Associates, Inc. (a)	114,218
17,700	Vitesse Semiconductor Corp. (a)	33,984
2,900	Zoran Corp. (a)	47,009
		4,164,753
	Software — 2.5%
700	Ansoft Corp. (a)	23,835
2,400	Ansys, Inc. (a)	102,456
5,600	Aspen Technology, Inc. (a)	43,960
3,800	Borland Software Corp. (a)	24,814
3,500	Epicor Software Corp. (a)	49,455
2,900	EPIQ Systems, Inc. (a)	53,766
2,600	Factset Research Systems, Inc.	107,016
1,500	Filenet Corp. (a)	38,775
4,900	Informatica Corp. (a)	58,800
600	Intervideo, Inc. (a)	6,330
1,200	InterVoice, Inc. (a)	9,552
3,400	JDA Software Group, Inc. (a)	57,834
1,100	Kronos, Inc. (a)	46,046
1,700	Macrovision Corp. (a)	28,441
3,900	Magma Design Automation, Inc. (a)	32,799
3,100	Manhattan Associates, Inc. (a)	63,488
3,200	MapInfo Corp. (a)	40,352
6,500	Mentor Graphics Corp. (a)	67,210
2,100	MicroStrategy, Inc. (a)	173,754
1,800	MRO Software, Inc. (a)	25,272
29,000	Parametric Technology Corp. (a)	176,900
700	Pegasystems, Inc. (a)	5,117
6,900	Phoenix Technologies Ltd. (a)	43,194
9,400	Progress Software Corp. (a)	266,772
600	Quality Systems, Inc. (a)	46,056

SHARES	SECURITY DESCRIPTION	VALUE
	Software — Continued
2,700	Quest Software, Inc. (a)	$39,393
14,100	Secure Computing Corp. (a)	172,866
500	SPSS, Inc. (a)	15,465
1,700	Talx Corp.	77,707
4,000	TIBCO Software, Inc. (a)	29,880
1,100	TradeStation Group, Inc. (a)	13,618
4,800	Transaction Systems Architechs, Inc. (a)	138,192
5,300	Wind River Systems, Inc. (a)	78,281
		2,157,396
	Specialty Retail — 5.2%
35,100	Aaron Rents, Inc.	739,908
10,100	Asbury Automotive Group, Inc. (a)	166,246
2,100	Big 5 Sporting Goods Corp.	45,969
2,200	Build-A-Bear Workshop, Inc. (a)	65,208
1,700	Building Material Holding Corp.	115,957
1,300	Burlington Coat Factory Warehouse Corp.	52,273
41,500	Charming Shoppes, Inc. (a)	547,800
4,100	Children's Place Retail Stores, Inc. (The) (a)	202,622
7,800	Dress Barn, Inc. (a)	301,158
709	GameStop Corp., Class A (a)	22,560
4,600	Genesco, Inc. (a)	178,434
13,600	Guess?, Inc. (a)	484,160
3,800	HOT Topic, Inc. (a)	54,150
5,100	Lithia Motors, Inc., Class A	160,344
5,700	Movie Gallery, Inc.	31,977
10,400	Pacific Sunwear of California, Inc. (a)	259,168
5,600	Petco Animal Supplies, Inc. (a)	122,920
4,900	Select Comfort Corp. (a)	134,015
2,000	Sonic Automotive, Inc.	44,560
1,300	Sports Authority, Inc. (The) (a)	40,469
4,850	Stage Stores, Inc.	144,433
10,400	Stein Mart, Inc.	188,760
9,600	Too, Inc. (a)	270,816
2,700	United Auto Group, Inc.	103,140
		4,477,047

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO15

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Textiles, Apparel & Luxury Goods — 1.0%
1,900	Brown Shoe Co., Inc.	$80,617
1,100	Deckers Outdoor Corp. (a)	30,382
1,900	DHB Industries, Inc. (a)	8,493
7,400	K-Swiss, Inc., Class A	240,056
4,500	Kenneth Cole Productions, Inc., Class A	114,750
4,400	Movado Group, Inc.	80,520
900	Oxford Industries, Inc.	49,230
2,400	Russell Corp.	32,304
7,500	Skechers U.S.A., Inc., Class A (a)	114,900
3,900	Unifirst Corp.	121,290
		872,542
	Thrifts & Mortgage Finance — 3.1%
4,600	Accredited Home Lenders Holding Co. (a)	228,068
17,700	BankAtlantic Bancorp, Inc., Class A	247,800
2,100	Commercial Capital Bancorp, Inc.	35,952
9,200	Corus Bankshares, Inc.	517,684
2,100	Dime Community Bancshares	30,681
600	Federal Agricultural Mortgage Corp., Class C	17,958
9,257	First Niagara Financial Group, Inc.	133,949
1,200	First Place Financial Corp./ Ohio	28,860
2,100	FirstFed Financial Corp. (a)	114,492
5,300	Flagstar Bancorp, Inc.	76,320
7,200	Fremont General Corp.	167,256
3,000	Gibraltar Industries, Inc.	68,820
1,300	ITLA Capital Corp. (a)	63,505
9,400	Partners Trust Financial Group, Inc.	113,270
9,000	Provident New York Bancorp	99,090
14,800	R&G Financial Corp., Class B	195,360
5,850	Sterling Financial Corp./ Washington	146,133
28,095	W Holding Co., Inc.	231,222
3,100	WSFS Financial Corp.	189,875
		2,706,295

SHARES	SECURITY DESCRIPTION	VALUE
	Tobacco — 0.4%
18,600	Alliance One International, Inc.	$72,540
6,800	Universal Corp.	294,848
		367,388
	Trading Companies & Distributors — 1.5%
28,450	Applied Industrial Technologies, Inc.	958,481
8,900	Hughes Supply, Inc.	319,065
1,700	Nuco2, Inc. (a)	47,396
		1,324,942
	Wireless Telecommunication Services — 0.5%
8,600	Centennial Communications Corp. (a)	133,472
38,000	Dobson Communications Corp. (a)	285,000
2,700	InPhonic, Inc. (a)	23,463
		441,935
	Total Common Stocks (Cost $77,291,877)	84,163,204
Short-Term Investments — 3.3%
	Investment Company — 3.2%
2,727,151	JPMorgan Prime Money Market Fund (b) (m)	2,727,151
PRINCIPAL AMOUNT
	U.S. Treasury Notes — 0.1%
$110,000	U.S. Treasury Notes, 2.875%, 11/30/06 (k) (m)	108,474
	Total Short-Term Investments (Cost $2,835,654)	2,835,625
	Total Investments — 100.1% (Cost $80,127,531)	$86,998,829
	Liabilities in Excess of Other Assets — (0.1)%	(72,749)
	Net Assets — 100.0%	$86,926,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO16

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(CONTINUED)

Abbreviations:

(a)  —Non-income producing security.

(b)  —Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)  —Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)  —All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

REIT  —Real Estate Investment Trust

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/05	UNREALIZED DEPRECIATION (USD)
8	Russell 2000 Index	March, 2006	$2,713,200	$(40,613)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO17

JPMorgan Small Company Portfolio

STATEMENT OF ASSETS
AND LIABILITIES   AS OF DECEMBER 31, 2005

ASSETS
Investments in non-affiliates, at value	$84,271,678
Investments in affiliates, at value	2,727,151
Total investments securities, at value	86,998,829
Cash	9,040
Receivables:
Portfolio shares sold	21,849
Interest and dividends	90,430
Total Assets	87,120,148
LIABILITIES
Payables:
Investment securities purchased	3,896
Portfolio shares redeemed	66,273
Variation margin on futures contracts	4,630
Accrued liabilities:
Investment advisory fees	44,960
Administration fees	25,717
Other	48,592
Total Liabilities	194,068
NET ASSETS	$86,926,080
NET ASSETS
Paid in capital	$77,990,136
Accumulated undistributed (distributions in excess of) net investment income	3,133
Accumulated net realized gains (losses) from investments and futures	2,102,126
Net unrealized appreciation (depreciation) from investments and futures	6,830,685
Net Assets	$86,926,080
Shares of beneficial interest outstanding:	5,460,627
Net asset value, offering and redemption price per share (unlimited amount authorized, no par value)	$15.92
Cost of investments	$80,127,531

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO18

JPMorgan Small Company Portfolio

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income	$828,164
Interest income	5,151
Dividend income from affiliates (a)	88,423
Foreign taxes withheld	(1,430)
Total investment income	920,308
EXPENSES
Investment advisory fees	496,710
Administrative fees	259,796
Custodian and accounting fees	54,440
Interest expense	107
Professional fees	48,863
Trustees' fees	4,820
Printing and mailing costs	47,303
Transfer agent fees	10,056
Other	31,593
Total expenses	953,688
Less earnings credits	(1,646)
Net expenses	952,042
Net investment income (loss)	(31,734)
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	$2,059,188
Futures	183,863
Change in net unrealized appreciation (depreciation) of:
Investments	834,918
Futures	(125,000)
Net realized/unrealized gains (losses)	2,952,969
Change in net assets resulting from operations	$2,921,235
(a) Includes reimbursements of investment advisory and administration fees	$5,076

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO19

JPMorgan Small Company Portfolio

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income (loss)	$(31,734)	$(224,224)
Net realized gain (loss) on investments and futures	2,243,051	22,604,048
Change in net unrealized appreciation (depreciation) of investments and futures	709,918	(6,215,019)
Change in net assets resulting from operations	2,921,235	16,164,805
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(10,439,245)	—
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS
Proceeds from shares issued	25,285,156	33,545,647
Dividends reinvested	10,439,245	—
Cost of shares redeemed	(22,842,066)	(20,363,767)
Change in net assets from capital transactions	12,882,335	13,181,880
NET ASSETS
Change in net assets	5,364,325	29,346,685
Beginning of period	81,561,755	52,215,070
End of period	$86,926,080	$81,561,755
Accumulated undistributed (distributions in excess of) net investment income	$3,133	$7,527
SHARE TRANSACTIONS
Issued	1,567,463	2,185,437
Reinvested	753,736	—
Redeemed	(1,421,181)	(1,339,061)
Change in shares	900,018	846,376

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO20

JPMorgan Small Company Portfolio

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$17.88	$14.06	$10.34	$13.22	$14.38
Investment operations:
Net investment income (loss)	(0.01)	(0.05)	(0.06)	— (a)	0.03
Net realized and unrealized gains(losses) on investments	0.29	3.87	3.78	(2.86)	(1.18)
Total from investment operations	0.28	3.82	3.72	(2.86)	(1.15)
Less distributions:
Net investment income	—	—	—	(0.02)	(0.01)
Net realized gains	(2.24)	—	—	—	—
Total distributions	(2.24)	—	—	(0.02)	(0.01)
Net asset value, end of period	$15.92	$17.88	$14.06	$10.34	$13.22
Total return	3.42%	27.17%	35.98%	(21.65)%	(8.03)%
Net assets, end of period (in thousands)	$86,926	$81,562	$52,215	$37,711	$43,229
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	(0.04)%	(0.37)%	(0.53)%	0.05%	0.26%
Expenses without waivers, reimbursements and earnings credits	1.15%	1.15%	1.15%	1.16%	1.15%
Portfolio turnover rate	44%	154%	60%	162%	91%

  (a)  Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL COMPANY PORTFOLIO21

JPMorgan Small Company Portfolio

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Small Company Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

JPMORGAN SMALL COMPANY PORTFOLIO22

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of December 31, 2005.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2005, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated

JPMORGAN SMALL COMPANY PORTFOLIO23

JPMorgan Small Company Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
$(5,824)	$27,340	$(21,516)

The reclassification for the Portfolio relates primarily to the character for tax purposes of distributions from investments in REITs and distribution reclassifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed from the affiliated money market fund in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

B. Administration Fee — Effective February 19, 2005, pursuant to an Administrative Services Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees,

JPMORGAN SMALL COMPANY PORTFOLIO24

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Portfolio's Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. ("Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Portfolio's exclusive underwriter. JPMFD received no compensation in its capacity as the Portfolio's underwriter.

D. Custodian and Accounting Fees — JPMCB provides Portfolio custody and accounting services. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. The Administrator is responsible for the compensation for such services pursuant to the Administrative Services Agreement.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.15% of the Portfolio's average daily net assets. The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages above is in place until at least April 30, 2006.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMORGAN SMALL COMPANY PORTFOLIO25

JPMorgan Small Company Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S Government)	Sales (excluding U.S. Government)
JPMorgan Small Company Portfolio	$37,893,289	$35,401,222

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
$80,471,482	$12,356,980	$(5,829,633)	$6,527,347

For the Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$—	$10,439,245	$10,439,245

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income	Current distributable long-term capital gain or tax basis capital loss carryover	Unrealized appreciation (depreciation)
$698,618	$1,840,013	$6,527,347

For the Portfolio, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October loss deferrals and mark-to-market of Section 1256 contracts and return of capital received from investment on REIT securities.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2005, the Portfolio deferred to January 1, 2006 post October capital losses of $130,087.

JPMORGAN SMALL COMPANY PORTFOLIO26

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

6. Borrowings

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Portfolio was allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Portfolio to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Fund Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement was terminated as of February 18, 2005.

As of December 31, 2005, the Portfolio had no outstanding borrowings.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

8. Subsequent Events

Effective May 1, 2006, the Portfolio will be offered only on a limited basis. This means that the Portfolio will only accept purchase orders from the separate accounts of the insurance companies that offer the Portfolio within their variable annuity contracts and variable life insurance policies prior to May 1, 2006, or from any qualified pension and retirement plans or accounts that offer the Portfolio prior to May 1, 2006.

JPMORGAN SMALL COMPANY PORTFOLIO27

JPMorgan Small Company Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN SMALL COMPANY PORTFOLIO28

JPMorgan Small Company Portfolio

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	13	None

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	13	None

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	13	None

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	13	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle(2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	13	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes 4 investment companies.

  (2)  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN SMALL COMPANY PORTFOLIO29

JPMorgan Small Company Portfolio

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005; Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2004. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration—Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.)

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

JPMORGAN SMALL COMPANY PORTFOLIO30

ANNUAL REPORT DECEMBER 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMORGAN SMALL COMPANY PORTFOLIO31

JPMorgan Small Company Portfolio

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Actual	$1,000.00	$1,039.80	$5.91	1.15%
Hypothetical	$1,000.00	$1,019.41	$5.85	1.15%

JPMORGAN SMALL COMPANY PORTFOLIO32

JPMorgan Small Company Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees met in person in December 2005 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of funds in the Portfolio's peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. The Trustees also requested and obtained additional information from the Portfolio's management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.  comparative performance information;

2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;

3.  payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.  comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.  the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;

7.  portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;

JPMORGAN SMALL COMPANY PORTFOLIO33

JPMorgan Small Company Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

8.  fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;

9.  fees charged by the Adviser to other clients with similar investment objectives;

10.  the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the integration of the infrastructure supporting the Portfolio. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues

JPMORGAN SMALL COMPANY PORTFOLIO34

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year

JPMORGAN SMALL COMPANY PORTFOLIO35

JPMorgan Small Company Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONTINUED)

(Unaudited)

periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the Small Company Portfolio was within a reasonable range of the Universe Group median for the one and three-year time period and below the Universe Group median for the five year time period. The Trustees noted the cyclical nature of the strategy and the recent improvement in performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Adviser as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the Small Company Portfolio's contractual advisory fee was in the first quintile of the Portfolio's Peer Group. They also noted that although the net advisory fee rate was higher than the Portfolio's Universe Group median, the total expenses were within a reasonable range of the median of the Portfolio's Universe Group, and they concluded that the advisory fee was reasonable.

JPMORGAN SMALL COMPANY PORTFOLIO36

ANNUAL REPORT DECEMBER 31

2005

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Long-Term Capital Gain Designation

The Portfolio hereby designates $10,439,299 as long-term capital gain distributions for the purpose of the dividends paid deduction on its tax return for the fiscal year ended December 31, 2005.

JPMORGAN SMALL COMPANY PORTFOLIO37

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most current 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31, each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.

AN-SCP-1205

ANNUAL REPORT DECEMBER 31, 2005

J.P. Morgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President's Letter	1

JPMorgan U.S. Large Cap Core Equity Portfolio Portfolio Commentary	3

Schedule of Portfolio Investments	6

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	18

Trustees	19

Officers	20

Schedule of Shareholder Expenses	22

Board Approval of Investment Advisory Agreement	23

Tax Letter	27

Highlights

•  U.S. equity market overcame several challenges

•  FOMC raised rates at a measured pace

•  Outlook for equity markets is somewhat mixed

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively "Policies") offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans ("Eligible Plans"). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio's prospectus for a discussion of the Portfolio's investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

JPMorgan U.S. Large
Cap Core Equity Portfolio

PRESIDENT'S LETTER JANUARY 10, 2006  (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio. Inside, you'll find information detailing the performance of the Portfolio for the year ended December 31, 2005, along with a report from the Portfolio Managers.

Stocks Produce Modest Gains

The U.S. equity market overcame several challenges during the reporting period, including rising interest rates, surging oil prices, a devastating hurricane season and geopolitical issues. While these factors often overshadowed solid corporate profit growth, the overall market ultimately produced positive returns during the year.

As expected, the Federal Open Market Committee (FOMC) continued to raise interest rates at a measured pace in an attempt to control inflation. After five rate hikes in 2004, the FOMC raised rates eight additional times in 2005. All told, short-term rates moved to 4.25% by the end of the period. Despite these actions and the destruction inflicted by the Gulf Coast hurricanes, the U.S. economy continued to expand at a brisk pace in 2005. U.S. gross domestic product (GDP) was 3.8% in the first quarter of the year. Higher oil prices, which surpassed $70 a barrel, were cited as a reason for a fall in GDP to 3.1% in the second quarter of 2005. However, the economy demonstrated its resiliency by expanding 4.1% in the third quarter. While the estimate for fourth-quarter GDP has not yet been released by the U.S. Department of Commerce, another gain cannot be ruled out.

Mixed Stock Performance

The broad stock market, as measured by the S&P 500 Index, returned 4.91% in the period. While there were hopes for another strong rally in the fourth quarter of the year — similar to the 12.18% and 9.23% returns in the fourth quarters of 2003 and 2004, respectively — this did not come to pass in 2005. Concerns over further rate hikes by the FOMC and inflationary pressures tempered the market's gains at the end of the year. Elsewhere during the year, mid-capitalization stocks generated superior returns, with the Russell Midcap Index gaining 12.65%. Large-capitalization stocks outperformed their small-capitalization counterparts in the period, as the Russell 1000 Index at 6.12% outpaced the Russell 2000 Index at 4.55%.

"The U.S. equity market overcame several
challenges during the reporting period..."

JPMorgan U.S. Large
Cap Core Equity Portfolio

CONTINUED  (Unaudited)

Outlook

The outlook for equity markets is somewhat mixed. Positives include a solid economy, relatively lower oil prices and the possibility of the FOMC ending its interest rate hike campaign. On the other hand, corporate profits are expected to decelerate in 2006. In addition, should inflation increase, the FOMC may continue to raise rates. Given these uncertainties, investors should take a long-term approach with investments and maintain a diversified portfolio.

On behalf of us all at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

President
JPMorgan Funds

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO2

JPMorgan U.S. Large
Cap Core Equity Portfolio

AS OF DECEMBER 31, 2005  (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	1/3/95

Fiscal Year End	December 31

Net Assets as of 12/31/2005	$48,958,804

Primary Benchmark	S&P 500 Index

Q:  HOW DID THE PORTFOLIO PERFORM?

A:  The JPMorgan U.S. Large Cap Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned 1.35% for the 12 months ended December 31, 2005. This compares to a total return of 4.91% for its benchmark, the S&P 500 Index.

Q:  WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:  The outlook for interest rates dominated U.S. equity market activity in 2005 as investors tried to determine when the Federal Open Market Committee (FOMC) rate hikes would conclude. The Portfolio participated in the market's advance, but underperformed its benchmark due to stock selection in financials and healthcare. Strong stock selection in consumer staples and materials aided performance in the period.

Additionally, ConocoPhillips was the top contributor to relative performance in the year, as the company benefited from the increased price of oil and oil derivatives. The company also posted positive results by continuing to focus on more profitable, higher-return businesses. Hewlett Packard was another contributor to performance in the period. The company benefited from its new CEO Mark Hurd, who improved margins by cutting costs.

Lexmark was the largest detractor to the Portfolio's relative performance in the period. An increasingly competitive pricing environment in the retail hardware sector, with particular weakness in the ink-jet printer market, has forced the company to lower prices in an attempt to maintain market share. Our overweight to Tyco International also detracted from the Portfolio's performance. Shares of the industrial conglomerate performed poorly as the company announced disappointing earnings throughout the year.

Q:  HOW WAS THE PORTFOLIO MANAGED?

A:  The Portfolio seeks capital appreciation by investing in companies that are inexpensive relative to their normalized returns. The Portfolio is a large-cap, actively managed portfolio benchmarked against the S&P 500 Index.

  *  The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO3

JPMorgan U.S. Large
Cap Core Equity Portfolio

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

TOP TEN EQUITY HOLDINGS

OF THE PORTFOLIO*

Citigroup, Inc.	3.2%
General Electric Co.	3.2%
Bank of America Corp.	3.1%
Microsoft Corp.	2.9%
Johnson & Johnson	2.5%
Wyeth	2.5%
Altria Group, Inc.	2.5%
Hewlett-Packard Co.	2.3%
WellPoint, Inc.	2.1%
McDonald's Corp.	2.0%

  *  Percentages indicated are based upon net assets as of December 31, 2005. The Portfolio's composition is subject to change.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO4

ANNUAL REPORT DECEMBER 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2005

	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1.35%	(1.14%)	6.63%

TEN YEAR PERFORMANCE (12/31/95 TO 12/31/05)

Source: Lipper Inc.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan U.S. Large Cap Core Equity Portfolio commenced operations on 1/3/95.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, and Lipper Variable Annuity Large-Cap Core Funds Average from December 31, 1995 to December 31, 2005. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions. The performance of the indices does not include fees and expenses attributable to the Portfolio and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500 Index is an unmanaged, broad-based index that represents the U.S. stock markets. The Lipper Variable Annuity Large-Cap Core Funds Average describes the average total return for all the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may also reflect the waiver and reimbursement of the Portfolio's fees/expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO5

JPMorgan U.S. Large Cap Core
Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.0%
	Common Stocks — 99.0% Aerospace & Defense — 3.9%
9,800	Boeing Co.	$688,352
18,125	Raytheon Co.	727,719
9,000	United Technologies Corp.	503,190
		1,919,261
	Air Freight & Logistics — 1.7%
8,000	FedEx Corp.	827,120
	Beverages — 1.8%
21,825	Coca-Cola Co. (The)	879,766
	Building Products — 1.0%
12,400	American Standard Cos., Inc.	495,380
	Capital Markets — 2.4%
3,400	Goldman Sachs Group, Inc.	434,214
8,500	Morgan Stanley	482,290
5,100	State Street Corp.	282,744
		1,199,248
	Chemicals — 1.7%
15,850	Praxair, Inc.	839,416
	Commercial Banks — 5.4%
33,000	Bank of America Corp.	1,522,950
15,900	U.S. Bancorp	475,251
12,200	Wachovia Corp.	644,892
		2,643,093
	Communications Equipment — 5.4%
28,350	Cisco Systems, Inc. (a)	485,352
28,600	Corning, Inc. (a)	562,276
37,300	Motorola, Inc.	842,607
17,800	QUALCOMM, Inc.	766,824
		2,657,059
	Computers & Peripherals — 3.7%
39,800	Hewlett-Packard Co.	1,139,474
8,300	International Business Machines Corp.	682,260
		1,821,734

SHARES	SECURITY DESCRIPTION	VALUE
	Consumer Finance — 1.1%
10,500	American Express Co.	$540,330
	Diversified Financial Services — 4.5%
2,700	Ameriprise Financial, Inc.	110,700
10,800	CIT Group, Inc.	559,224
32,725	Citigroup, Inc.	1,588,144
		2,258,068
	Diversified Telecommunication Services — 2.8%
36,267	Sprint Nextel Corp.	847,197
17,425	Verizon Communications, Inc.	524,841
		1,372,038
	Food & Staples Retailing — 3.5%
26,350	CVS Corp.	696,167
15,825	Safeway, Inc.	374,419
13,700	Wal-Mart Stores, Inc.	641,160
		1,711,746
	Health Care Equipment & Supplies — 0.5%
6,300	Baxter International, Inc.	237,195
	Health Care Providers & Services — 4.9%
6,400	Cardinal Health, Inc.	440,000
4,750	HCA, Inc.	239,875
12,400	Medco Health Solutions, Inc. (a)	691,920
12,600	WellPoint, Inc. (a)	1,005,354
		2,377,149
	Hotels, Restaurants & Leisure — 2.0%
29,675	McDonald's Corp.	1,000,641
	Household Durables — 0.6%
3,400	Whirlpool Corp.	284,784
	Household Products — 1.5%
12,800	Procter & Gamble Co.	740,864
	Industrial Conglomerates — 4.6%
45,300	General Electric Co.	1,587,765
23,000	Tyco International Ltd. (Bermuda)	663,780
		2,251,545

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO6

ANNUAL REPORT DECEMBER 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)  AS OF DECEMBER 31, 2005

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments — continued
	Insurance — 5.8%
12,000	Allstate Corp. (The)	$648,840
4,850	AMBAC Financial Group, Inc.	373,741
21,300	Genworth Financial, Inc., Class A	736,554
7,000	Hartford Financial Services Group, Inc.	601,230
10,400	St. Paul Travelers Cos., Inc. (The)	464,568
		2,824,933
	IT Services — 0.8%
14,275	Accenture Ltd., Class A (Bermuda)	412,119
	Media — 3.6%
31,775	Comcast Corp., Special Class A (a)	816,299
12,600	Dex Media, Inc.	341,334
6,775	Gannett Co., Inc.	410,362
5,850	Viacom, Inc., Class B (a)	190,710
		1,758,705
	Metals & Mining — 0.6%
5,800	United States Steel Corp.	278,806
	Multi-Utilities — 2.5%
10,000	Dominion Resources, Inc.	772,000
16,150	Duke Energy Corp.	443,318
		1,215,318
	Oil, Gas & Consumable Fuels — 9.4%
4,100	Burlington Resources, Inc.	353,420
17,400	Chevron Corp.	987,798
15,800	ConocoPhillips	919,244
72,050	El Paso Corp.	876,128
16,400	Exxon Mobil Corp.	921,188
9,200	Marathon Oil Corp.	560,924
		4,618,702
	Pharmaceuticals — 7.8%
7,500	Eli Lilly & Co.	424,425
20,350	Johnson & Johnson	1,223,035
29,960	Pfizer, Inc.	698,667
4,625	Sepracor, Inc. (a)	238,650
26,400	Wyeth	1,216,248
		3,801,025

SHARES	SECURITY DESCRIPTION	VALUE
	Road & Rail — 1.3%
13,800	Norfolk Southern Corp.	$618,654
	Semiconductors & Semiconductor Equipment — 1.6%
19,400	Intel Corp.	484,224
8,800	Texas Instruments, Inc.	282,216
		766,440
	Software — 4.1%
55,125	Microsoft Corp.	1,441,519
45,200	Oracle Corp. (a)	551,892
		1,993,411
	Specialty Retail — 1.4%
16,825	Home Depot, Inc.	681,076
	Textiles, Apparel & Luxury Goods — 1.3%
3,600	Nike, Inc., Class B	312,444
5,600	V.F. Corp.	309,904
		622,348
	Thrifts & Mortgage Finance — 3.3%
15,025	Freddie Mac	981,884
14,150	Washington Mutual, Inc.	615,525
		1,597,409
	Tobacco — 2.5%
16,250	Altria Group, Inc.	1,214,200
	Total Common Stocks (Cost $40,752,601)	48,459,583
Short-Term Investment — 1.1%
	Investment Company — 1.1%
567,296	JPMorgan Prime Money Market Fund (b) (m) (Cost $567,296)	567,296
	Total Investments — 100.1% (Cost $41,319,897)	$49,026,879
	Liabilities in Excess of Other Assets — (0.1)%	(68,075)
	NET ASSETS — 100.0%	$48,958,804

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO7

JPMorgan U.S. Large Cap Core
Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF DECEMBER 31, 2005

(CONTINUED)

Abbreviations:

(a)  —Non-income producing security.

(b)  —Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)  —All or a portion of this security is segregated for current or potential holdings of futures, swaps, options,TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO8

JPMorgan U.S. Large Cap Core
Equity Portfolio

STATEMENT OF ASSETS
AND LIABILITIES  AS OF DECEMBER 31, 2005

ASSETS
Investments in non-affiliates, at value	$48,459,583
Investments in affiliates, at value	567,296
Total investments securities, at value	49,026,879
Receivables:
Portfolio shares sold	1,277
Interest and dividends	62,776
Total Assets	49,090,932
LIABILITIES
Payables:
Portfolio shares redeemed	36,714
Accrued liabilities:
Investment advisory fees	14,723
Administration fees	11,089
Custodian and accounting fees	4,685
Trustees' fees	69
Other	64,848
Total Liabilities	132,128
NET ASSETS	$48,958,804
NET ASSETS
Paid in capital	$59,473,339
Accumulated undistributed (distributions in excess of) net investment income	495,502
Accumulated net realized gains (losses) from investments	(18,717,019)
Net unrealized appreciation (depreciation) from investments	7,706,982
Net Assets	$48,958,804
Outstanding units of beneficial interest (shares)	3,600,901
Net asset value, offering and redemption price per share (unlimited amount authorized, no par value)	$13.60
Cost of investments	$41,319,897

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO9

JPMorgan U.S. Large Cap Core
Equity Portfolio

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividend income	$910,728
Dividend income from affiliates (a)	16,180
Total investment income	926,908
EXPENSES
Investment advisory fees	177,559
Administration fees	118,420
Custodian and accounting fees	23,961
Interest expense	161
Professional fees	44,610
Trustees' fees	3,291
Printing and mailing costs	37,490
Transfer agent fees	5,881
Other	20,180
Total expenses	431,553
Less earnings credits	(163)
Net expenses	431,390
Net investment income (loss)	495,518
REALIZED/UNREALIZED GAINS (LOSSES)
Net realized gain (loss) on transactions from:
Investments	2,831,351
Change in net unrealized appreciation (depreciation) of:
Investments	(2,739,882)
Net realized/unrealized gains (losses)	91,469
Change in net assets resulting from operations	586,987
(a) Includes reimbursements of investment advisory and administration fees	$931

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO10

ANNUAL REPORT DECEMBER 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

	Year Ended 12/31/05	Year Ended 12/31/04
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$495,518	$638,051
Net realized gain (loss) on investments	2,831,351	1,936,625
Change in net unrealized appreciation (depreciation) of investments	(2,739,882)	2,099,178
Change in net assets resulting from operations	586,987	4,673,854
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(638,046)	(403,177)
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS
Proceeds from shares issued	5,077,532	6,353,039
Dividends reinvested	638,046	403,177
Cost of shares redeemed	(11,134,398)	(7,806,322)
Change in net assets from capital transactions	(5,418,820)	(1,050,106)
NET ASSETS
Change in net assets	(5,469,879)	3,220,571
Beginning of period	54,428,683	51,208,112
End of period	$48,958,804	$54,428,683
Accumulated undistributed (distributions in excess of) net investment income	$495,502	$638,030
SHARE TRANSACTIONS
Issued	380,837	497,941
Reinvested	49,232	32,514
Redeemed	(835,034)	(617,174)
Change in shares	(404,965)	(86,719)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO11

JPMorgan U.S. Large Cap Core
Equity Portfolio

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2005	2004	2003	2002	2001
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$13.59	$12.51	$9.84	$13.06	$14.90
Investment operations:
Net investment income (loss)	0.15	0.16	0.10	0.08	0.06
Net realized and unrealized gains (losses) on investments	0.03	1.02	2.65	(3.29)	(1.83)
Total from investment operations	0.18	1.18	2.75	(3.21)	(1.77)
Less distributions:
Net investment income	(0.17)	(0.10)	(0.08)	(0.01)	(0.07)
Total distributions	(0.17)	(0.10)	(0.08)	(0.01)	(0.07)
Net asset value, end of period	$13.60	$13.59	$12.51	$9.84	$13.06
Total return	1.35%	9.49%	28.14%	(24.62)%	(11.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$48,959	$54,429	$51,208	$42,713	$62,344
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	0.98%	1.24%	0.89%	0.67%	0.48%
Expenses without waivers, reimbursements and earnings credits	0.85%	0.85%	0.85%	0.85%	0.85%
Portfolio turnover rate	45%	36%	86%	67%	52%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO12

JPMorgan U.S. Large Cap Core
Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993, for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker dealers will generally provide bid-side quotations. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities by utilizing the quotations of an independent pricing service, unless the Portfolio's adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO13

JPMorgan U.S. Large Cap Core
Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The Portfolio did not hold any restricted or illiquid securities as of December 31, 2005.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended ("the Code") applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, are generally declared and paid annually. Distributions from net investment income and from net capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. As of December 31, 2005, there were no reclassifications needed within the capital accounts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio's average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Investment advisory and administrative fees are waived and/or reimbursed to the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio's investment in an affiliated money market fund.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO14

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

B. Administration Fee — Effective February 19, 2005, pursuant to an Administrative Services Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian, professional and transfer agent fees, printing and postage, and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administrator's fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Portfolio's Administrator subject to the same fee agreements.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS") began serving as the Portfolio's Sub-administrator. For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Portfolio's Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees — Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trust's exclusive underwriter and promotes and arranges for the sale of each Portfolio's shares. The Distributor receives no compensation in its capacity as the Portfolio's underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Portfolio's exclusive underwriter. JPMFD received no compensation in its capacity as the Portfolio's underwriter.

D. Custodian and Accounting Fees — JPMCB provides the Portfolio custody and accounting services. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian and accounting fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations. The Administrator is responsible for the compensation for such services pursuant to the Administrative Services Agreement.

Interest expense paid to the custodian related to cash overdrafts is presented as interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees or reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio's average daily net assets. The contractual expense limitation agreements were in effect for the year ended December 31, 2005. The expense limitation percentages above is in place until at least April 30, 2006.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Portfolio for serving in their respective roles.

During the period, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO15

JPMorgan U.S. Large Cap Core
Equity Portfolio

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The Portfolio may use related party brokers/ dealers. For the period ended December 31, 2005, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$22,510,461	$27,880,223

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2005, were as follows:

Aggregate cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
$41,958,144	$7,988,577	$(919,842)	$7,068,735

For the Portfolio, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$638,046	$—	$638,046

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

Distributions paid from:
Ordinary income	Long-term capital gain	Total distributions paid
$403,177	$—	$403,177

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO16

ANNUAL REPORT DECEMBER 31

2005

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

At December 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income	Current distributable long-term capital gain or tax basis capital loss carryover	Unrealized appreciation (depreciation)
$495,502	$(18,078,772)	$7,068,735

For the Portfolio, the the cumulative timing differences primarily consists of wash sale loss deferrals.

As of December 31, 2005, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2009	2010	2011	Total
$2,357,242	$12,670,017	$3,051,513	$18,078,772

During the year ended December 31, 2005, the Portfolio utilized capital loss carryovers of $2,478,123.

6. Borrowings

Effective February 18, 2005, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

Prior to February 18, 2005, the Portfolio was allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Portfolio to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively. Interest was charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Fund Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement was terminated as of February 18, 2005.

As of December 31, 2005, the Portfolio had no outstanding borrowings from the unsecured uncommitted credit facility.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO17

JPMorgan U.S. Large Cap Core
Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 8, 2006

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO18

JPMorgan U.S. Large Cap Core
Equity Portfolio

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios/Funds in JPMorgan Funds Complex(1) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees

Cheryl Ballenger (1956); Chairperson (since 2004) and Trustee (since 2002)	Mathematics Teacher, Vernon Hills High School (August 2004-Present); Mathematics Teacher, Round Lake High School (2003-2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	13	None

Jerry B. Lewis (1939); Trustee (since 2004)	Retired; formerly President, Lewis Investments Inc. (registered investment adviser); previously, various managerial and executive positions at Ford Motor Company (Treasurer's Office, Controller's Office, Auditing and Corporate Strategy)	13	None

John R. Rettberg (1937); Trustee (since 1996)	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	13	None

Ken Whipple (1934); Trustee (since 1996)	Chairman (1999-Present) and CEO (1999-2004), CMS Energy	13	Director of AB Volvo and Korn Ferry International (executive recruitment)

Interested Trustee

John F. Ruffle(2) (1937); Trustee (since 1996)	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	13	Trustee of Johns Hopkins University, Director of Reckson Associates Realty Corp. and American Shared Hospital Services

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees oversee includes 4 investment companies.

  (2)  The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

  The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO19

JPMorgan U.S. Large Cap Core
Equity Portfolio

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2004)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005 and One Group Mutual Funds from 2001 until 2004. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2004)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration—Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2004)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Christopher D. Walsh (1965), Assistant Treasurer (2004)	Vice President, JPMorgan Funds Management, Inc., Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO20

ANNUAL REPORT DECEMBER 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO21

JPMorgan U.S. Large Cap Core
Equity Portfolio

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

December 31, 2005

(Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2005, and continued to hold your shares at the end of the reporting period, December 31, 2005.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies or Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2005	Ending Account Value, December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005	Annualized Expense Ratio
Actual	$1,000.00	$1,034.20	$4.36	0.85%
Hypothetical	$1,000.00	$1,020.92	$4.33	0.85%

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO22

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees met in person in December 2005 to consider the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein ("Advisory Agreement"). The Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 15, 2005.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio's performance against the Portfolio's peers and benchmarks and analyses by the Adviser of the Portfolio's performance. The Adviser also periodically provides comparative information regarding the Portfolio's expense ratios and those of funds in the Portfolio's peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. The Trustees also requested and obtained additional information from the Portfolio's management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Adviser, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.  comparative performance information;

2.  the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;

3.  payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;

4.  the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;

5.  comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;

6.  the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;

7.  portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;

8.  fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO23

JPMorgan U.S. Large Cap Core
Equity Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

9.  fees charged by the Adviser to other clients with similar investment objectives;

10.  the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and

11.  the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF"), an affiliate of the Adviser, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as Trustees of the Portfolio. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, the benefits to the Portfolio of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and certain affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data, which included profitability of the Adviser and Administrator on both a separate and combined basis. The Trustees recognized that this data is not audited and is based on a limited period of time because of the integration of the infrastructure supporting the Portfolio. In addition, the Trustees recognized that this data represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO24

ANNUAL REPORT DECEMBER 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Portfolio.

The Trustees also considered that JPMF, an affiliate of the Adviser, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Adviser for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Adviser's other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO25

JPMorgan U.S. Large Cap Core
Equity Portfolio

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

reviewed a description of Lipper's methodology for selecting mutual funds in the Portfolio's Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio's performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's investment performance is summarized below:

The Trustees noted that the performance of the U.S. Large Cap Core Equity Portfolio was below the Universe Group median for the one year time period, but above the Universe Group median for the three year time period and within a reasonable range of the Universe Group median for the five year and ten year time periods. The Trustees noted the effect of stock selection on short-term performance and the better medium-term performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio's management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Adviser as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio's advisory fees and expense ratios is summarized below:

The Trustees noted that the U.S. Large Cap Core Equity Portfolio's contractual advisory fee was in the first quintile of the Portfolio's Peer Group and the net advisory fee rate and total expenses each were below the Portfolio's Universe Group median, and they concluded that the advisory fee was reasonable.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO26

ANNUAL REPORT DECEMBER 31

2005

TAX LETTER

(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio's income and distributions for the taxable year ended December 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the Portfolio's fiscal year ended December 31, 2005.

JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Service Center at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, the Portfolio will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules in the variable insurance portfolio section of www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most current 12-month period ended June 30 is available on the SEC's website at www.sec.gov or in the variable insurance portfolio section of www.jpmorganfunds.com no later than August 31, each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

© J.P. Morgan Chase & Co., 2006 All rights reserved. February 2006.

AN-USLCCEP-1205

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of December 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry Lewis. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2004 – $219,300

2005 - $245,260

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)

2004 – $8,945,000

2005 – $10,110,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent public registered accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2004 – $27,600

2005 - $28,350

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2004 and 2005.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2004 – Not applicable

2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – Not applicable

2005 – 90%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent public registered accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $25.3 million in 2004 and $19.1 million in 2005.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section
210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in
Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Series Trust II

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
March 8, 2006

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
March 8, 2006